                                                                    Exhibit 10.1
                                                                    ------------


================================================================================

                     CONVERTIBLE REVOLVING CREDIT FACILITY


                               CREDIT AGREEMENT

                                 by and among

                            XPEDITE SYSTEMS, INC.,

                                 As Borrower,


                             PTEK HOLDINGS, INC.,

                                 As Guarantor,


                            THE BANKS PARTY HERETO,

                                      And


                              ABN AMRO BANK N.V.,

            As Administrative, Syndication, and Documentation Agent



                        Dated as of September 29, 2000


================================================================================

                               TABLE OF CONTENTS

Section                                                                                                                         Page
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
1.  CERTAIN DEFINITIONS........................................................................................................   1

    1.1  Certain Definitions...................................................................................................   1

    1.2  Construction..........................................................................................................  16

    1.3  Accounting Principles.................................................................................................  16

2.  CONVERTIBLE REVOLVING CREDIT FACILITY......................................................................................  17

    2.1  Convertible Revolving Credit Commitments..............................................................................  17

    2.2  Convertible Revolving Credit Loan Requests............................................................................  17

    2.3  Making Convertible Revolving Credit Loans.............................................................................  18

    2.4  Extension by Banks of the Convertible Revolving Credit Expiration Date................................................  18
         2.4.1  Requests; Approval by All Banks................................................................................  18
         2.4.2  Failure to Extend; Optional Conversion to Term Loan............................................................  19

    2.5  Letter of Credit Subfacility..........................................................................................  19
         2.5.1  Issuance of Letters of Credit..................................................................................  19
         2.5.2  Letter of Credit Fees..........................................................................................  20
         2.5.3  Disbursements, Reimbursement...................................................................................  20
         2.5.4  Repayment of Participation Advances............................................................................  21
         2.5.5  Documentation..................................................................................................  21
         2.5.6  Nature of Participation and Reimbursement Obligations..........................................................  21
         2.5.7  Indemnity......................................................................................................  23
         2.5.8  Liability for Acts and Omissions...............................................................................  23

    2.6  Commitment Fees.......................................................................................................  24

    2.7  Additional Fees.......................................................................................................  24

    2.8  Use of Proceeds.......................................................................................................  24

    2.9  Swingline Loans.......................................................................................................  24
         2.9.1  Swingline Commitment...........................................................................................  24
         2.9.2  Swingline Loans................................................................................................  25
         2.9.3  Prepayment.....................................................................................................  25
         2.9.4  Interest.......................................................................................................  25
         2.9.5  Participations.................................................................................................  25

3.  INTEREST RATES.............................................................................................................  26

    3.1  Interest Rate Options.................................................................................................  26
         3.1.1  Convertible Revolving Credit Interest Rate Options.............................................................  26
         3.1.2  Rate Quotations................................................................................................  27

    3.2  Committed Loans Interest Periods......................................................................................  27
         3.2.1  Ending Date and Business Day...................................................................................  27
         3.2.2  Termination Before Expiration Date.............................................................................  27

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                               TABLE OF CONTENTS

Section                                                                                                                         Page
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
         3.2.3  Renewals.......................................................................................................  27

    3.3  Interest After Default................................................................................................  27
         3.3.1  Letter of Credit Fees, Interest Rate...........................................................................  28
         3.3.2  Other Obligations..............................................................................................  28
         3.3.3  Acknowledgment.................................................................................................  28

    3.4  Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available........................................  28
         3.4.1  Unascertainable................................................................................................  28
         3.4.2  Illegality; Increased Costs; Deposits Not Available............................................................  28
         3.4.3  Agent's and Bank's Rights......................................................................................  29

    3.5  Selection of Interest Rate Options....................................................................................  29

4.  PAYMENTS...................................................................................................................  29

    4.1  Payments..............................................................................................................  29

    4.2  Pro Rata Treatment of Banks...........................................................................................  30

    4.3  Interest Payment Dates................................................................................................  30

    4.4  Voluntary Prepayments; Voluntary Reduction or Termination of Commitments..............................................  31
         4.4.1  Right to Prepay................................................................................................  31
         4.4.2  Replacement of a Bank..........................................................................................  32
         4.4.3  Change of Lending Office.......................................................................................  32

    4.5  Mandatory Prepayments.................................................................................................  33
         4.5.1  Application Among Interest Rate Options........................................................................  33
         4.5.2  Failure to Convert.............................................................................................  33

    4.6  Additional Compensation in Certain Circumstances......................................................................  33
         4.6.1  Increased Costs or Reduced Return Resulting From Taxes, Reserves, Capital Adequacy Requirements, Expenses,
                Etc............................................................................................................  33
         4.6.2  Indemnity......................................................................................................  34

    4.7  Taxes.................................................................................................................  34
         4.7.1  No Deductions..................................................................................................  34
         4.7.2  Stamp Taxes....................................................................................................  35
         4.7.3  Indemnification for Taxes Paid by a Bank.......................................................................  35
         4.7.4  Certificate....................................................................................................  35
         4.7.5  Survival.......................................................................................................  35

    4.8  Judgment Currency.....................................................................................................  35
         4.8.1  Currency Conversion Procedures for Judgments...................................................................  35
         4.8.2  Indemnity in Certain Events....................................................................................  36

    4.9  Notes.................................................................................................................  36

5.  REPRESENTATIONS AND WARRANTIES.............................................................................................  36

    5.1  Representations and Warranties........................................................................................  36

                               TABLE OF CONTENTS

SECTION                                                                                                                         Page
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
         5.1.1   Organization and Qualification................................................................................   36
         5.1.2   Subsidiaries..................................................................................................   36
         5.1.3   Power and Authority...........................................................................................   37
         5.1.4   Validity and Binding Effect...................................................................................   37
         5.1.5   No Conflict...................................................................................................   37
         5.1.6   Litigation....................................................................................................   37
         5.1.7   Title to Properties...........................................................................................   38
         5.1.8   Financial Statements..........................................................................................   38
         5.1.9   Use of Proceeds; Margin Stock.................................................................................   38
         5.1.10  Full Disclosure...............................................................................................   39
         5.1.11  Taxes.........................................................................................................   39
         5.1.12  Consents and Approvals........................................................................................   39
         5.1.13  No Event of Default; Compliance With Instruments..............................................................   39
         5.1.14  Patents, Trademarks, Copyrights, Licenses, Etc................................................................   40
         5.1.15  Security Interests............................................................................................   40
         5.1.16  Status of the Pledged Collateral..............................................................................   40
         5.1.17  Insurance.....................................................................................................   41
         5.1.18  Compliance With Laws..........................................................................................   41
         5.1.19  Material Contracts; Burdensome Restrictions...................................................................   41
         5.1.20  Investment Companies; Regulated Entities......................................................................   41
         5.1.21  Plans and Benefit Arrangements................................................................................   41
         5.1.22  Employment Matters............................................................................................   42
         5.1.23  Environmental Matters.........................................................................................   43
         5.1.24  Senior Debt Status............................................................................................   44

    5.2  Continuation of Representations; Updates to Schedules.................................................................   44

6.  CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT....................................................................   44

    6.1  First Loans and Letters of Credit.....................................................................................   44
         6.1.1   Representations and Warranties True; No Event of Default......................................................   44
         6.1.2   Secretary's Certificate.......................................................................................   45
         6.1.3   Delivery of Loan Documents....................................................................................   45
         6.1.4   Opinion of Counsel............................................................................................   45
         6.1.5   Legal Details.................................................................................................   45
         6.1.6   Payment of Fees...............................................................................................   46
         6.1.7   Consents......................................................................................................   46
         6.1.8   No Material Adverse Change....................................................................................   46
         6.1.9   No Violation of Laws..........................................................................................   46
         6.1.10  No Actions or Proceedings.....................................................................................   46
         6.1.11  Insurance Policies; Certificates of Insurance; Endorsements...................................................   46
         6.1.12  Landlord's Waiver.............................................................................................   46

    6.2  Each Additional Loan or Letter of Credit..............................................................................   46

SECTION                                                                                                                         Page
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
7.  COVENANTS..................................................................................................................   47

    7.1  Affirmative Covenants.................................................................................................   47
         7.1.1   Preservation of Existence, Etc................................................................................   47
         7.1.2   Payment of Liabilities, Including Taxes, Etc..................................................................   47
         7.1.3   Maintenance of Insurance......................................................................................   47
         7.1.4   Maintenance of Properties and Leases..........................................................................   48
         7.1.5   Maintenance of Patents, Trademarks, Etc.......................................................................   49
         7.1.6   Visitation Rights.............................................................................................   49
         7.1.7   Keeping of Records and Books of Account.......................................................................   49
         7.1.8   Plans and Benefit Arrangements................................................................................   49
         7.1.9   Compliance With Laws..........................................................................................   49
         7.1.10  Further Assurances............................................................................................   50
         7.1.11  Subordination of Intercompany Loans...........................................................................   50
         7.1.12  Landlord's Waivers............................................................................................   50

    7.2  Negative Covenants....................................................................................................   50
         7.2.1     Indebtedness................................................................................................   50
         7.2.2     Liens.......................................................................................................   51
         7.2.3     Guaranties..................................................................................................   51
         7.2.4     Loans and Investments.......................................................................................   52
         7.2.5     Restricted Payments.........................................................................................   52
         7.2.6     Liquidations, Mergers, Consolidations, Acquisitions.........................................................   53
         7.2.7     Dispositions of Assets or Subsidiaries......................................................................   54
         7.2.8     Affiliate Transactions......................................................................................   55
         7.2.9     [Reserved.].................................................................................................   55
         7.2.10    Negative Pledges............................................................................................   55
         7.2.11    Agreements Restricting Dividends; Restricted Payments.......................................................   55
         7.2.12    Subsidiaries, Partnerships, and Joint Ventures..............................................................   55
         7.2.13    Continuation of or Change in Business.......................................................................   56
         7.2.14    Plans and Benefit Arrangements..............................................................................   56
         7.2.15    Fiscal Year.................................................................................................   57
         7.2.16    Issuance of Stock...........................................................................................   57
         7.2.17    Changes in Organizational Documents.........................................................................   57
         7.2.18    Capital Expenditures and Non-Capitalized Leases.............................................................   57
         7.2.19    Maximum Debt to Consolidated Cash Flow Ratio of Borrower....................................................   57
         7.2.20    Maximum Debt to Consolidated Cash Flow of Parent............................................................   58
         7.2.21    Maximum Modified Leverage Ratio of Parent...................................................................   58
         7.2.22    Minimum Net Worth of Borrower...............................................................................   58
         7.2.23    Minimum Interest Coverage Ratio of Borrower.................................................................   58
         7.2.24    Limitation on Indebtedness, Expenditures Etc................................................................   59

    7.3  Reporting Requirements................................................................................................   59
         7.3.1  Quarterly Financial Statements.................................................................................   59
         7.3.2  Annual Financial Statements....................................................................................   59
         7.3.3  Certificate of the Borrower and PTEK

                               TABLE OF CONTENTS

Section                                                                                                                         Page
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
         7.3.4     Notice of Default............................................................................................  60
         7.3.5     Notice of Litigation.........................................................................................  60
         7.3.6     Intentionally Omitted........................................................................................  60
         7.3.7     Certain Events...............................................................................................  60
         7.3.8     Budgets, Forecasts, Other Reports, and Information...........................................................  61
         7.3.9     Notices Regarding Plans and Benefit Arrangements.............................................................  61

8.  DEFAULT.....................................................................................................................  63

    8.1  Events of Default......................................................................................................  63
         8.1.1     Payments Under Loan Documents................................................................................  63
         8.1.2     Breach of Warranty...........................................................................................  63
         8.1.3     Breach of Negative Covenants or Visitation Rights............................................................  63
         8.1.4     Breach of Other Covenants....................................................................................  63
         8.1.5     Defaults in Other Agreements or Indebtedness.................................................................  63
         8.1.6     Final Judgments or Orders....................................................................................  64
         8.1.7     Loan Document Unenforceable..................................................................................  64
         8.1.8     Proceedings Against Assets...................................................................................  64
         8.1.9     Notice of Lien or Assessment.................................................................................  64
         8.1.10    Insolvency...................................................................................................  64
         8.1.11    Events Relating to Plans and Benefit Arrangements............................................................  64
         8.1.12    Cessation of Business........................................................................................  65
         8.1.13    Change of Control............................................................................................  65
         8.1.14    Material Adverse Changes.....................................................................................  65
         8.1.15    Involuntary Proceedings......................................................................................  65
         8.1.16    Voluntary Proceedings........................................................................................  66

    8.2  Consequences of Event of Default.......................................................................................  66
         8.2.1     Events of Default Other Than Bankruptcy, Insolvency, or Reorganization Proceedings...........................  66
         8.2.2     Bankruptcy, Insolvency, or Reorganization Proceedings........................................................  66
         8.2.3     Set-off......................................................................................................  67
         8.2.4     Suits, Actions, Proceedings..................................................................................  67
         8.2.5     Application of Proceeds......................................................................................  67
         8.2.6     Other Rights and Remedies....................................................................................  68

    8.3  Notice of Sale.........................................................................................................  68

9.  THE AGENT...................................................................................................................  68

    9.1  Appointment............................................................................................................  68

    9.2  Delegation of Duties...................................................................................................  68

    9.3  Nature of Duties; Independent Credit Investigation.....................................................................  68

    9.4  Actions in Discretion of Agent; Instructions From the Banks............................................................  69

    9.5  Reimbursement and Indemnification of Agent by the Borrower.............................................................  69

                               TABLE OF CONTENTS

Section                                                                                                                         Page
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
    9.6    Exculpatory Provisions; Limitation of Liability......................................................................  70

    9.7    Reimbursement and Indemnification of Agent by Banks..................................................................  70

    9.8    Reliance by Agent....................................................................................................  71

    9.9    Notice of Default....................................................................................................  71

    9.10   Notices..............................................................................................................  71

    9.11   Banks in Their Individual Capacities.................................................................................  71

    9.12   Holders of Notes.....................................................................................................  72

    9.13   Equalization of Banks................................................................................................  72

    9.14   Successor Agent......................................................................................................  72

    9.15   Agent's Fee..........................................................................................................  73

    9.16   Availability of Funds................................................................................................  73

    9.17   Calculations.........................................................................................................  73

    9.18   Beneficiaries........................................................................................................  73


10. MISCELLANEOUS...............................................................................................................  74

    10.1   Modifications, Amendments, or Waivers................................................................................  74
           10.1.1   Increase of Commitment; Extension or Expiration Date........................................................  74
           10.1.2   Extension of Payment; Reduction of Principal Interest or Fees; Modification of Terms of Payment.............  74
           10.1.3   Release of Collateral or Guarantor..........................................................................  74
           10.1.4   Miscellaneous...............................................................................................  75

    10.2   No Implied Waivers; Cumulative Remedies; Writing Required............................................................  75

    10.3   Reimbursement and Indemnification of Banks by the Borrower; Taxes....................................................  75

    10.4   Holidays.............................................................................................................  76

    10.5   Funding by Branch, Subsidiary, or Affiliate..........................................................................  76
           10.5.1  Notional Funding.............................................................................................  76
           10.5.2  Actual Funding...............................................................................................  76

    10.6   Notices..............................................................................................................  77

    10.7   Severability.........................................................................................................  77

    10.8   Governing Law........................................................................................................  77

    10.9   Prior Understanding..................................................................................................  77

    10.10  Duration; Survival...................................................................................................  78

    10.11  Successors and Assigns...............................................................................................  78

    10.12  Confidentiality.....................................................................................................   79

                               TABLE OF CONTENTS

Section                                                                                                                         Page
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
           10.12.1  General....................................................................................................   79
           10.12.2  Sharing Information With Affiliates of the Banks...........................................................   79
           10.12.3  Announcements..............................................................................................   80

    10.13  Counterparts........................................................................................................   80

    10.14  Agent's or Bank's Consent...........................................................................................   80

    10.15  Exceptions..........................................................................................................   80

    10.16  CONSENT TO FORUM; WAIVER OF JURY TRIAL..............................................................................   80

    10.17  Tax Withholding Clause..............................................................................................   81

    10.18  Joinder of Guarantors...............................................................................................   81

                        LIST OF SCHEDULES AND EXHIBITS
SCHEDULES

SCHEDULE 1.1(B)    -    COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES
SCHEDULE 1.1(C)    -    EXISTING INVESTMENTS
SCHEDULE 1.1(P)    -    PERMITTED LIENS
SCHEDULE 5.1.2     -    SUBSIDIARIES, CAPITALIZATION, QUALIFICATIONS TO DO
                        BUSINESS
SCHEDULE 5.1.6     -    LITIGATION
SCHEDULE 5.1.11    -    FEDERAL TAX RETURNS SUBJECT TO EXTENDED LIMITATIONS
                        PERIOD
SCHEDULE 5.1.12    -    CONSENTS AND APPROVALS
SCHEDULE 5.1.16    -    STATUS OF PLEDGED COLLATERAL
SCHEDULE 5.1.17    -    INSURANCE
SCHEDULE 5.1.21    -    EMPLOYEE BENEFIT PLAN DISCLOSURES
SCHEDULE 5.1.23    -    ENVIRONMENTAL DISCLOSURES
SCHEDULE 6.1.2     -    LANDLORD WAIVER LOCATIONS
SCHEDULE 7.2.1     -    EXISTING INDEBTEDNESS
SCHEDULE 7.2.8     -    AFFILIATE TRANSACTIONS

EXHIBITS

EXHIBIT 1.1(A)     -    ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(C)     -    CONVERTIBLE REVOLVING CREDIT NOTE
EXHIBIT 1.1(G)(1)  -    GUARANTOR JOINDER
EXHIBIT 1.1(G)(2)  -    GUARANTY AGREEMENT
EXHIBIT 1.1(I)     -    INTERCOMPANY SUBORDINATION AGREEMENT
EXHIBIT 1.1(P)(1)  -    PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT
EXHIBIT 1.1(P)(2)  -    PLEDGE AGREEMENT
EXHIBIT 1.1(S)(1)  -    SECURITY AGREEMENT
EXHIBIT 1.1(S)(2)  -    SWINGLINE NOTE
EXHIBIT 2.2        -    COMMITTED LOAN REQUEST
EXHIBIT 6.1.12     -    LANDLORD'S WAIVER
EXHIBIT 7.2.6      -    ACQUISITION COMPLIANCE CERTIFICATE
EXHIBIT 7.3.3      -    MONTHLY COMPLIANCE CERTIFICATE

                               CREDIT AGREEMENT

     THIS CREDIT AGREEMENT is dated as of September 29, 2000, and is made by and among XPEDITE SYSTEMS, INC., a Delaware corporation (the "Borrower"), PTEK HOLDINGS, INC., a Georgia corporation ("PTEK" or "Parent"), each of the other GUARANTORS (as hereinafter defined) now or hereafter party hereto, the BANKS (as hereinafter defined) now or hereafter party hereto, and ABN AMRO BANK N.V., in its capacity as administrative agent for the Banks from time to time under this Agreement (hereinafter referred to in such capacity as the "Agent"), and in its capacity as syndication and documentation agent for the Banks from time to time under this Agreement.

                                  WITNESSETH:

     WHEREAS, the Borrower has requested the Banks to provide a convertible revolving credit facility; and

     WHEREAS, the convertible revolving credit facility shall be used for the general corporate purposes of Borrower and PTEK; and

     WHEREAS, the Banks are willing to provide such credit upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.   CERTAIN DEFINITIONS
     -------------------

1.1  Certain Definitions.
     -------------------

     In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following respective meanings, unless the context hereof clearly requires otherwise:

          ABN AMRO Bank or ABN AMRO shall mean ABN AMRO Bank N.V., its
          -------------    --------
successors and assigns.

          Affiliate as to any Person shall mean any other Person (i) which
          ---------
directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 5% or more of any class of the voting or other equity interests of such Person, or (iii) 5% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract, or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

          Agent shall mean ABN AMRO Bank N.V., its successors and assigns,
          -----
provided, however, that to the extent that Agent extends credit to Borrower or any other Loan Party in connection herewith, it shall have the rights of a Bank hereunder.

          Agent's Fee shall have the meaning assigned to that term in Section
          -----------
9.15.

          Agent's Letter shall have the meaning assigned to that term in Section
          --------------
9.15.

          Agreement shall mean this Credit Agreement, as the same may be
          ---------
modified, supplemented, restated, or amended from time to time, including all schedules and exhibits.

          Annual Statements shall have the meaning assigned to that term in
          -----------------
Section 5.1.8((i)).

          Assignment and Assumption Agreement shall mean an Assignment and
          -----------------------------------
Assumption Agreement by and among a Purchasing Bank, a Transferor Bank and the Agent, as Agent and on behalf of the remaining Banks, substantially in the form of Exhibit 1.1(A).
   --------------

          Authorized Officer shall mean those individuals, designated by written
          ------------------
notice to the Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Agent.

          Banks shall mean the financial institutions from time to time named on
          -----
Schedule 1.1(B), as amended from time to time, and their respective successors
---------------
and assigns as permitted hereunder, each of which is referred to herein as a "Bank."
 ----

          Base Net Worth shall mean the sum of (i) $66,500,000, plus (ii) eighty
          --------------
percent (80%) of consolidated net income of the Borrower and its Subsidiaries for each calendar month in which net income is earned (as opposed to a net loss) during the period from July 1, 2000, through the date of determination, plus
(iii) at any time one hundred percent of the proceeds of any stock offering of Borrower or any of its Subsidiaries, minus (iv) one hundred percent (100%) of any permitted dividends paid by or declared by Borrower or by any Subsidiary of Borrower, to any Person other than Borrower.

          Base Rate shall mean the greater (redetermined daily) of (i) the
          ---------
interest rate per annum announced from time to time by the Agent at its principal offices in Chicago as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Agent, or (ii) the Federal Funds Effective Rate plus 0.5% per annum.

          Base Rate Option shall mean the Convertible Revolving Credit Base Rate
          ----------------
Option.

          Benefit Arrangement shall mean at any time an "employee benefit plan,"
          -------------------
within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored, or otherwise contributed to by any member of the ERISA Group.

          Borrower shall mean Xpedite Systems, Inc., a corporation organized and
          --------
existing under the laws of the State of Delaware.

          Borrowing Date shall mean, with respect to any Loan, the date for the
          --------------
making thereof or the renewal or conversion of the interest thereon at or to the same or a different Interest Rate Option, which shall be a Business Day.

          Borrowing Tranche shall mean specified portions of Loans outstanding
          -----------------
as follows: (i) all Loans to which a Euro-Rate Option applies and which have the same Interest Period (commencing and ending on the same dates) shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

          Business Day shall mean any day other than a Saturday or Sunday or a
          ------------
legal holiday on which commercial banks are authorized or required to be closed for business in Atlanta, Georgia, or Chicago, Illinois; and if the applicable Business Day relates to any Loan to which the Euro-Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

          Change of Control shall have the meaning assigned to that term in
          -----------------
Section 8.1.13.

          Closing Date shall mean the date of this Agreement, but not later than
          ------------
September 30, 2000, or such other date as the parties agree.

          Commercial Letter of Credit shall mean any Letter of Credit which is a
          ---------------------------
letter of credit issued in respect of the purchase of goods or services by one or more of the Loan Parties in the ordinary course of its business.

          Commitment shall mean as to any Bank its Convertible Revolving Credit
          ----------
Commitment, and, in the case of ABN AMRO, its Swingline Commitment, and

Commitments shall mean the Convertible Revolving Credit Commitments and
-----------
Swingline Commitments of all of the Banks.

          Committed Loan shall mean a Convertible Revolving Credit Loan or a
          --------------
Swingline Loan.

          Committed Loan Euro-Rate Option shall mean a Convertible Revolving
          -------------------------------
Credit Euro-Rate Option.

          Committed Loan Interest Period shall have the meaning set forth in
          ------------------------------
Section 3.2.

          Committed Loan Request shall mean a request, in the form of Exhibit
          ----------------------                                      -------
2.2 or made telephonically in accordance with Section 2.2, for a Convertible
---
Revolving Credit Loan or a request to select, convert to, or renew a Base Rate Option or Euro-Rate Option with respect to an outstanding Convertible Revolving Credit Loan.

          Commitment Fees shall mean the fees referred to in Section 2.6.
          ---------------

          Consideration shall mean, with respect to any Permitted Acquisition,
          -------------
the aggregate (but without duplication) of (i) the cash paid by any of the Loan Parties, directly or indirectly, to the seller in connection therewith, (ii) the Indebtedness incurred or assumed by any of the Loan Parties, whether in favor of the seller or otherwise and whether fixed or contingent, (iii) any Guaranty given or incurred by any Loan Party in connection therewith, and (iv) any other consideration given or obligation incurred by any of the Loan Parties in connection therewith; provided, however, that capital stock of PTEK shall not constitute Consideration for purposes of this Agreement.

          Consolidated Cash Flow for any period of determination shall mean (i)
          ----------------------
the sum of net income (or loss, utilized as a negative number), depreciation, amortization, other noncash charges to net income (or such loss), interest expense, and income tax expense minus (ii) noncash credits to net income (or such loss), in each case of a Person and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

          Consolidated Net Worth shall mean as of any date of determination
          ----------------------
total stockholders' equity, less goodwill attributable to acquisitions after the date hereof, of the Borrower and its Subsidiaries as of such date determined and consolidated in accordance with GAAP.

          Consolidated Total Indebtedness shall mean as of any date of
          -------------------------------
determination total Indebtedness of a Person and its Subsidiaries as of such date consolidated in accordance with GAAP.

          Convertible Revolving Credit Base Rate Option shall mean the option of
          ---------------------------------------------
the Borrower to have Convertible Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1.1(i).

          Convertible Revolving Credit Commitment shall mean, as to any Bank at
          ---------------------------------------
any time, the amount initially set forth opposite its name on Schedule 1.1(B) in
                                                              ---------------
the column labeled "Amount of Commitment for Convertible Revolving Credit Loans," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, and Convertible Revolving Credit Commitments shall mean
                          ----------------------------------------
the aggregate Convertible Revolving Credit Commitments of all of the Banks.

          Convertible Revolving Credit Euro-Rate Option shall mean the option of
          ---------------------------------------------
the Borrower to have Convertible Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1.1.

          Convertible Revolving Credit Expiration Date shall mean, with respect
          --------------------------------------------
to the Convertible Revolving Credit Commitments, September ____, 2001, as such date may be extended in accordance with the terms hereof.

          Convertible Revolving Credit Loans shall mean collectively and
          ----------------------------------
Convertible Revolving Credit Loan shall mean separately all Convertible
---------------------------------
Revolving Credit Loans or any Convertible Revolving Credit Loan made by the Banks or one of the Banks to the Borrower pursuant to Section 2.

          Convertible Revolving Credit Note shall mean any Convertible Revolving
          ---------------------------------
Credit Note of the Borrower in the form of Exhibit 1.1(C) issued by the Borrower
                                           --------------
at the request of a Bank pursuant to Section 4.9 evidencing the Convertible Revolving Credit Loans to such Bank, together with all amendments, restatements, extensions, renewals, replacements, refinancings, or refundings thereof in whole or in part.

          Convertible Revolving Facility Usage shall mean at any time the sum of
          ------------------------------------
the Convertible Revolving Credit Loans outstanding and the Letters of Credit Outstanding.

          Discretionary Basket shall mean an aggregate amount equal to Forty
          --------------------
Five Million Dollars ($45,000,000).

          Dollar, Dollars, U.S. Dollars, and the symbol $ shall mean lawful
          -----------------------------                 -
money of the United States of America.

          Drawing Date shall have the meaning assigned to that term in Section
          ------------
2.5.3.2.

          Environmental Complaint shall mean any written complaint setting forth
          -----------------------
a cause of action for personal or property damage or natural resource damage or equitable relief, order, notice of violation, citation, request for information issued pursuant to any Environmental Laws by an Official

Body, subpoena, or other written notice of any type relating to, arising out of, or issued pursuant to any of the Environmental Laws or any Environmental Conditions, as the case may be.

          Environmental Conditions shall mean any conditions of the environment,
          ------------------------
including the workplace, the ocean, natural resources (including flora or fauna), soil, surface water, groundwater, any actual or potential drinking water supply sources, substrata, or the ambient air, relating to or arising out of, or caused by, the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, emptying, discharging, injecting, escaping, leaching, disposal, dumping, threatened release, or other management or mismanagement of Regulated Substances resulting from the use of, or operations on, any Property.

          Environmental Laws shall mean all federal, state, local, and foreign
          ------------------
Laws and regulations, including permits, licenses, authorizations, bonds, orders, judgments, and consent decrees issued, or entered into, pursuant thereto, relating to pollution or protection of human health or the environment or employee safety in the workplace.

          Environmentally Sensitive Area shall mean (i) any wetland as defined
          ------------------------------
by applicable Environmental Laws; (ii) any area designated as a coastal zone pursuant to applicable Laws, including Environmental Laws; (iii) any area of historic or archeological significance or scenic area as defined or designated by applicable Laws, including Environmental Laws; (iv) habitats of endangered species or threatened species as designated by applicable Laws, including Environmental Laws; or (v) a floodplain or other flood hazard area as defined pursuant to any applicable Laws.

          ERISA shall mean the Employee Retirement Income Security Act of 1974,
          -----
as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

          ERISA Group shall mean, at any time, the Borrower and all members of a
          -----------
controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

          Euro-Rate shall mean, with respect to the Loans comprising any
          ---------
Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, an interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upward to the nearest 1/16th of 1% per annum) (i) the rate of interest per annum determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) equal to the rate per annum at which Dollar deposits approximately equal in principal amount to such Borrowing Tranche for a period and with a maturity comparable to such Interest Period are offered to the principal London office of Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period ("LIBOR") by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

          Euro-Rate =  LIBOR
                       -----------------------------------
                       1.00 - Euro-Rate Reserve Percentage

          The Euro-Rate shall be adjusted with respect to any Euro-Rate Option outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

          Euro-Rate Interest Period shall mean the Interest Period applicable to
          -------------------------
a Euro-Rate Loan.

          Euro-Rate Option shall mean the Convertible Revolving Credit Euro-Rate
          ----------------
Option.

          Euro-Rate Reserve Percentage shall mean the maximum percentage
          ----------------------------
(expressed as a decimal rounded upward to the nearest 1/100 of 1%) as determined by the Agent which is in effect during any relevant period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal, and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in such System.

          Event of Default shall mean any of the events described in Section 8.1
          ----------------
and referred to therein as an "Event of Default."

          Federal Funds Effective Rate for any day shall mean the rate per annum
          ----------------------------
(based on a year of 360 days for the actual number of days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal
                                                  --------
Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

          GAAP shall mean generally accepted accounting principles as are in
          ----
effect from time to time in the United States, subject to the provisions of
Section 1.3, and applied on a consistent basis both as to classification of items and amounts.

          Governmental Acts shall have the meaning assigned to that term in
          -----------------
Section 2.5.7.

          Guarantor shall mean each of the Loan Parties and each other Person
          ---------
which joins this Agreement as a Guarantor after the date hereof pursuant to
Section 10.18, but excluding the Borrower.

          Guarantor Joinder shall mean a joinder by a Person as a Guarantor
          -----------------
under this Agreement, the Guaranty Agreement, and the other Loan Documents in the form of Exhibit 1.1(G)(1).
            -----------------

          Guaranty of any Person shall mean any obligation of such Person
          --------
guarantying or in effect guarantying any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement, and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

          Guaranty Agreements shall mean the Guaranty Agreements in
          -------------------
substantially the form of Exhibit 1.1(G)(2) executed and delivered by each of
                          -----------------
the Guarantors to the Agent for the benefit of the Banks.

          Hedge Agreement shall mean any currency swap agreement, interest rate
          ---------------
swap, cap, collar, or floor agreement, or other interest rate, investment, commodity, or currency risk management, option, or speculative device.

          Historical Statements shall have the meaning assigned to that term in
          ---------------------
Section 5.1.8((i)).

          Indebtedness shall mean, as to any Person at any time, any and all
          ------------
indebtedness, obligations, or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement or payment obligations (contingent or otherwise) under or in connection with any letter of credit, surety bond, or Hedge Agreement (with the value of any such device being determined in accordance with a method of valuation reasonably acceptable to the Agent based upon a daily mark-to-market method of calculation) (iv) any other transaction (including forward sale or purchase agreements, capitalized leases, synthetic leases, and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than ninety (90) days past due), or (v) the current portion of mandatory redeemable stock or similar interests, or (vi) any Guaranty of Indebtedness; provided, however, that when any Indebtedness in the form of Guaranties, letters of credit, or surety bonds (referred to in this definition as "Contingent Debt")
                                                            ---------------
backs or enhances the payment of other Indebtedness, the calculation of Consolidated Total Indebtedness in this Agreement shall not reflect a duplication of amounts; and provided, further, that when any Contingent Debt is utilized to enhance or back the payment of operating expenses or other obligations, that otherwise would not then qualify as indebtedness on the relevant balance sheet, then the calculation of Consolidated Total Indebtedness in this Agreement shall not reflect the amount of such Contingent Debt until such Contingent Debt is called upon for payment.

          Insolvency Proceeding shall mean, with respect to any Person, (a) a
          ---------------------
case, action, or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization, or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, or conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up, or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors undertaken under any Law.

          Intercompany Subordination Agreement shall mean the Intercompany
          ------------------------------------
Subordination Agreement in substantially the form of Exhibit 1.1(I)(2) executed
                                                     -----------------
and delivered by each of the Loan Parties to the Agent for the benefit of the Banks.

          Interest Period shall mean a Committed Loan Interest Period.
          ---------------

          Interest Rate Option shall mean any Committed Loan Euro-Rate Option or
          --------------------
Base Rate Option.

          Interim Statements shall have the meaning assigned to that term in
          ------------------
Section 5.1.8((i)).

          Internal Revenue Code shall mean the Internal Revenue Code of 1986, as
          ---------------------
the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

          Labor Contracts shall mean all employment agreements, employment
          ---------------
contracts, collective bargaining agreements and other agreements among any Loan Party and its employees.

          Law shall mean any law (including common law), constitution, statute,
          ---
treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, award, or the like of any Official Body.

          Letter of Credit shall have the meaning assigned to that term in
          ----------------
Section 2.5.1.

          Letter of Credit Borrowing shall mean an extension of credit resulting
          --------------------------
from a drawing under any Letter of Credit which shall not have been converted into a Convertible Revolving Credit Loan under Section 2.5.3.4.

          Letters of Credit Outstanding shall mean at any time the sum of the
          -----------------------------
(i) the maximum aggregate amount that may be drawn under all outstanding Letters of Credit, (ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations, and (iii) the aggregate amount of all outstanding Letter of Credit Borrowings.

          Lien shall mean any mortgage, deed of trust, pledge, lien, security
          ----
interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

          LLC Interests shall have the meaning given to such term in Section
          -------------
5.1.2.

          Loan Documents shall mean this Agreement, the Agent's Letter, the
          --------------
Guaranty Agreements, the Security Agreements, the Pledge Agreements, the Patent, Trademark and Copyright Security Agreements, and any other instruments, certificates, or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.
    -------------

          Loan Parties shall mean the Borrower, the Parent, and each and every
          ------------
present and future direct and indirect Material Subsidiary of Borrower or Parent other than direct or indirect Subsidiaries of the Loan Parties that are organized under the Laws of a country, or a political subdivision of such country, other than the United States.

          Loan Request shall mean a Committed Loan Request.
          ------------

          Loans shall mean collectively and Loan shall mean separately all
          -----                             ----
Convertible Revolving Credit Loans and Swingline Loans or any Convertible Revolving Credit Loan or Swingline Loan.

          Material Adverse Change shall mean any set of circumstances or events
          -----------------------
which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition, or results of operations of the Loan Parties taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of the Loan Parties taken as a whole to duly and punctually pay or perform its Indebtedness, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Agent or any of the Banks, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

          Material Subsidiary shall mean (i) any Subsidiary of Borrower or of
          -------------------
Parent if the book value of such Subsidiaries' assets at any time on or after the date hereof equals or exceeds five percent (5%) or more of the consolidated assets of the Borrower as of the date of the most recent financial statement of Borrower provided to Bank prior to the date hereof, and (ii) any other subsidiary of Borrower or of Parent that joins this Agreement as a Guarantor notwithstanding whether or not the criteria set forth in Clause (i) directly above applies.

          Month, with respect to an Interest Period under the Euro-Rate Option,
          -----
shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any Euro-Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

          Multiemployer Plan shall mean any employee benefit plan which is a
          ------------------
"multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

          Multiple Employer Plan shall mean a Plan which has two or more
          ----------------------
contributing sponsors (including the Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

          Notes shall mean the Convertible Revolving Credit Notes and Swingline
          -----
Note.

          notices shall have the meaning assigned to that term in Section 10.6.
          -------

          Obligation shall mean any obligation or liability of any of the Loan
          ----------
Parties to the Agent or any of the Banks or any Affiliate of any Bank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, any Notes, the Letters of Credit, the Agent's Letter, or any other Loan Document.

          Official Body shall mean any national, federal, state, local, or other
          -------------
government or political subdivision or any agency, authority, bureau, central bank, commission, department, or instrumentality of any thereof, or any court, tribunal, grand jury, or arbitrator, in each case whether foreign or domestic.

          Parent shall mean PTEK Holdings, Inc., a Georgia corporation.
          ------

          Participation Advance shall mean, with respect to any Bank, such
          ---------------------
Bank's payment in respect of its participation in a Letter of Credit Borrowing according to its Ratable Share pursuant to Section 2.5.3.

          Partnership Interests shall have the meaning given to such term in
          ---------------------
Section 5.1.2.

          Patent, Trademark and Copyright Security Agreement shall mean the
          ---------------------------------------------------
Patent, Trademark and Copyright Security Agreement in substantially the format of Exhibit 1.1(P.)(1) executed and delivered by each Loan Party to the Agent for
   ------------------
the benefit of the Banks.

          PBGC shall mean the Pension Benefit Guaranty Corporation established
          ----
pursuant to Subtitle A of Title IV of ERISA or any successor.

          PCI shall mean Premiere Communications, Inc., a Florida corporation.
          ---

          Permitted Acquisitions shall have the meaning assigned to such term in
          ----------------------
Section 7.2.6.

          Permitted Investments shall mean:
          ---------------------

               (i) direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of investment;

               (ii) commercial paper maturing in 180 days or less rated not lower than A-1 by Standard & Poor's or P-1 by Moody's on the date of acquisition;

               (iii) demand deposits, time deposits or certificates of deposit maturing within one year in commercial banks whose obligations are rated A-1, A, or the equivalent or better by Standard & Poor's on the date made or acquired;

               (iv) intercompany loans and equity investments among the Xpedite Companies, provided that all such loans are subject to the Intercompany Subordination Agreement;

               (v) intercompany loans and equity investments by any of the PTEK Companies to or in any of the Xpedite Companies or any of the PTEK Companies, provided that all such loans are subject to the Intercompany Subordination Agreement;

               (vi) intercompany loans by any of the Xpedite Companies to any of the PTEK Companies to the extent permitted by Section 7.2.1(iii);

               (vii) loans and investments made by any of the PTEK Companies in technology, telecommunications, and related businesses together with guaranties given by and letters of credit issued on behalf of any of the PTEK Companies in support of such business and which, in each case, are consistent with the business objectives of PTEK;

               (viii) short term money market funds offered by any of the Banks or comparable financial institutions which investments comply with the investment restrictions indicated in items (i) through (iv) of this definition of Permitted Investments;

               (ix) those existing investments, loans, and advances made in or to Persons not a party hereto set forth on Schedule 1.1(C) or that otherwise are
                                           ---------------
disclosed in Form 10-Q of PTEK for the period ending June 30, 2000; and

               (x) non-cash loans or advances (the payment of which is secured by the stock of PTEK) by PTEK to Mr. Boland T. Jones, Mr. Jeffery A. Allred and Mr. Patrick G. Jones to fund the exercise by such individuals of certain stock options;

               (xi) subject to Section 7.2.24, loans or advances (the payment of which is secured by the stock of PTEK) by any of the PTEK Companies after the date hereof, not to exceed $5,000,000 in the aggregate outstanding at any time, to Boland T. Jones, Jeffrey A. Allred and Patrick G. Jones to fund tax liabilities incurred by them in connection with income arising by reason of the exercise of stock options or the receipt of other compensation, all pursuant to employment agreements and arrangements in existence prior to the date hereof;

               (xii) subject to Section 7.2.24, advances after the date hereof, repayable in accordance with past practices of the Loan Parties, to employees of Loan Parties to meet expenses and other obligations incurred by such employees in the ordinary course of business in an aggregate amount not to exceed $1,000,000 in the aggregate at any time outstanding.

          Permitted Indebtedness is defined at Section 7.2.1.
          ----------------------

          Permitted Liens shall mean:
          ---------------

               (i) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable;

               (ii) Pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

               (iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

               (iv) Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money), or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance, or other similar bonds required in the ordinary course of business together with such unperfected Liens as may arise by virtue of the execution of an agreement for the services of a surety ;

               (v) Encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

               (vi)   Liens in favor of the Agent for the benefit of the Banks;

               (vii)  Liens arising in connection with Indebtedness permitted by
Section 7.2.1(v) or Section 7.2.1(ix), provided that the amount secured thereby is not materially in excess of the purchase price of the item subject thereto or, as the case may be, the aggregate lease payments comprising such Indebtedness, and no additional assets are or become subject to such Lien;

               (viii) Any Lien existing on the date of this Agreement and described on Schedule 1.1(P), provided that the principal amount secured thereby
             ---------------
is not hereafter increased, and no additional assets become subject to such Lien;

               (ix) The following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed and (B) if a final judgment is entered with respect thereto and such judgment is discharged, stayed or bonded within thirty (30) days of entry, and they do not in the aggregate materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan Documents:

                      (1) Claims or Liens for taxes, assessments, or charges due and payable and subject to interest or penalty, provided that the
                                                          --------
          applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments, or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

                      (2) Claims, Liens, or encumbrances upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits;

                      (3) Claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens; or

                      (4) Liens resulting from final judgments or orders described in Section 8.1.6, and

               (x) Other Liens securing Indebtedness not to exceed $1,000,000 in the aggregate.

          Person shall mean any individual, corporation, partnership, limited
          ------
liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

          Plan shall mean at any time an employee pension benefit plan
          ----
(including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or
(ii) has at any
time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

          Pledge Agreements shall mean each Pledge Agreement in substantially
          -----------------
the form of Exhibit 1.1(P)(2) executed and delivered by the Loan Parties in
            -----------------
favor of the Agent for the benefit of the Banks.

          Pledged Collateral shall mean the property of the Loan Parties in
          ------------------
which Liens are now or hereafter granted under the Pledge Agreement.

          Potential Default shall mean any event or condition which with notice,
          -----------------
passage of time, or a determination by the Agent or the Required Banks, or any combination of the foregoing, would constitute an Event of Default.

          Principal Office shall mean the main banking office of the Agent in
          ----------------
Atlanta, Georgia, or the office of Agent in Chicago, Illinois, set forth on
Schedule 1.1(B) or such other location, as expressly stated herein or as otherwise notified to Borrower and the Banks in writing by Agent.

          Prior Security Interest shall mean a valid and enforceable perfected
          -----------------------
first-priority security interest under the Uniform Commercial Code in the UCC Collateral and the Pledged Collateral which is subject only to Liens for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute or Purchase Money Security Interests as permitted hereunder.

          Prohibited Transaction shall mean any prohibited transaction as
          ----------------------
defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

          Property shall mean all real property, both owned and leased, of any
          --------
Loan Party.

          PTEK is defined in the preamble.
          ----

          PTEK Companies shall mean PTEK and its Material Subsidiaries, other
          --------------
than the Xpedite Companies, as of the date hereof, as shown on Schedule 5.1.2,
                                                               --------------
together with any Person that hereafter becomes a Material Subsidiary of PTEK and which is not a Xpedite Company.

          Purchase Money Security Interest shall mean Liens upon property
          --------------------------------
securing loans to any Loan Party, or deferred payments by such Loan Party, for the purchase of such property, including for the purchase of such property in connection with a Permitted Acquisition.

          Purchasing Bank shall mean a Bank which becomes a party to this
          ---------------
Agreement by executing an Assignment and Assumption Agreement.

          Ratable Share shall mean the proportion that a Bank's Commitment bears
          -------------
to the Commitments of all of the Banks; and Ratable Share with respect to Letters of Credit Outstanding or Swingline Loans shall mean the proportion that a Bank's respective share thereof bears to respectively, all Letters of Credit Outstanding or outstanding Swingline Loans after giving effect to such Bank's participation therein in accordance with the terms hereof.

          Regulated Substances shall mean any substance, including any solid,
          --------------------
liquid, semisolid, gaseous, thermal, thoriated, or radioactive material, refuse, garbage, wastes, chemicals, petroleum products, by-products, coproducts, impurities, dust, scrap, heavy metals, defined as a "hazardous substance," "pollutant," "pollution," "contaminant," "hazardous or toxic substance," "extremely hazardous substance," "toxic chemical," "toxic waste," "hazardous waste," "industrial waste," "residual waste," "solid waste," "municipal waste," "mixed waste," "infectious waste," "chemotherapeutic waste," "medical waste," or "regulated substance" or any related materials, substances, or wastes as now or hereafter defined pursuant to any Environmental Laws, ordinances, rules, regulations or other directives of any Official Body, the generation, manufacture, extraction, processing, distribution, treatment, storage, disposal, transport, recycling, reclamation, use, reuse, spilling, leaking, dumping, injection, pumping, leaching, emptying, discharge, escape, release, or other management or mismanagement of which is regulated by the Environmental Laws.

          Regulation U shall mean Regulation T, U, or X as promulgated by the
          ------------
Board of Governors of the Federal Reserve System, as amended from time to time.

          Reimbursement Obligation shall have the meaning assigned to such term
          ------------------------
in Section 2.5.3.

          Rents shall mean rent expense pursuant to the Borrower's or any other
          -----
Loan Party's operating leases.

          Reportable Event shall mean a reportable event described in Section
          ----------------
4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan.

          Required Banks shall mean:
          --------------

          (A) if there are no Loans (other than Swingline Loans) or Letter of Credit Borrowings outstanding or Letters of Credit Outstanding, Required Banks shall mean Banks whose Commitments (other than Swingline Commitments) aggregate at least 51% of the Commitments (other than Swingline Commitments), of all of the Banks, or

          (B) if there are Loans (other than Swingline Loans), Letter of Credit Borrowings outstanding, or Letters of Credit Outstanding, Required Banks shall mean any Bank or group of Banks if the sum of the Committed Loans (other than Swingline Loans), Letters of Credit Outstanding, and Letter of Credit Borrowings of such Banks then outstanding aggregates at least 66.67% of the total principal amount of all of the then outstanding Committed Loans (other than Swingline Loans), Letters of Credit Outstanding, and Letter of Credit Borrowings.

Letters of Credit Outstanding and Letter of Credit Borrowings shall be deemed, for purposes of this definition, to be in favor of the appropriate Issuing Bank and not a participating Bank if such Bank has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Bank to the extent of its Participation Advance if it has made its Participation Advance in respect thereof. Swingline Loans shall be deemed, for purposes of this definition, to be a Committed Loan (other than a Swingline Loan) made by the Swingline Bank and not a participating Bank if such Bank has failed to pay to the Agent, for the account of the Swingline Bank, such Bank's Ratable Share of such Swingline Loan or Loans.

          Reimbursement Obligations and Letter of Credit Borrowings shall be deemed, for purposes of this definition, to be in favor of the Agent and not a participating Bank if such Bank has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Bank to the extent of its Participation Advance if it has made its Participation Advance in respect thereof.

          Restricted Payments is defined at Section 7.2.5.
          -------------------

          SEC shall mean the Securities and Exchange Commission or any
          ---
governmental agencies substituted therefor.

          Security Agreement shall mean the Security Agreement in substantially
          ------------------
the form of Exhibit 1.1(S)(1) executed and delivered by each of the Loan Parties
            -----------------
to the Agent for the benefit of the Banks.

          Standard & Poor's shall mean Standard & Poor's Ratings Services, a
          -----------------
division of The McGraw-Hill Companies, Inc., and its successors.

          Standby Letter of Credit shall mean a Letter of Credit, other than a
          ------------------------
Commercial Letter of Credit, issued to support obligations of one or more of the Loan Parties, contingent or otherwise, which facilitate the working capital and business needs of the Loan Parties incurred in the ordinary course of business.

          Subsidiary of any Person at any time shall mean (i) any corporation or
          ----------
trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, (ii) any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries,
(iii) any limited liability company of which 50% or more of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled by such Person or one or more of such Person's Subsidiaries.

          Subsidiary Shares shall have the meaning assigned to that term in
          -----------------
Section 5.1.2

          Swingline Bank shall mean ABN AMRO.
          --------------

          Swingline Commitment shall mean the obligation of the Swingline Bank
          --------------------                                  ----------
to make Loans pursuant to Section 2.9.1 as set forth on Schedule 1.1(B), as the
                                                        ----------------
same may be amended from time to time in accordance with the terms hereof.

          Swingline Loans is defined in Section 2.9.1.
          ---------------

          Syndications Period shall mean the period between the Closing Date and
          -------------------
the date which is ninety (90) days after the Closing Date.

          Taxes shall have the meaning assigned to that term in Section 4.7.1.
          -----

          Transferor Bank shall mean the selling Bank pursuant to an Assignment
          ---------------
and Assumption Agreement.

          UCC Collateral shall mean the property of the Loan Parties in which
          --------------
security interests are to be granted under the Security Agreement.

          Xpedite is defined in the preamble.
          -------

          Xpedite Companies shall mean Xpedite and its Material Subsidiaries as
          -----------------
of the date hereof, as shown on Schedule 5.1.2, together with any Person that
                                --------------
hereafter becomes a Material Subsidiary of Xpedite.

1.2  Construction.
     ------------

     Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents: (a) references to the plural include the singular, the plural, the part and the whole; unless the context clearly indicates otherwise "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation"; (b) references to "determination" of or by the Agent or the Banks shall be deemed to include good-faith estimates by the Agent or the Banks (in the case of quantitative determinations) and good-faith beliefs by the Agent or the Banks (in the case of qualitative determinations) and such determination shall be prima facie evidence thereof; (c) whenever the Agent or the Banks are granted the right herein to act in its or their sole discretion or to grant or withhold consent, such right shall be exercised in good faith; (d) the words "hereof," "herein," "hereunder," "hereto," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document; (e) the section and other headings contained in this Agreement or such other Loan Document and the Table of Contents (if any) preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect; (f) article, section, subsection, clause, schedule, and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified; (g) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity; (h) reference to any agreement (including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto), document, or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded, or restated; (i) relative to the determination of any period of time, "from" means "from and including," "to" means "to but excluding," and "through" means "through and including"; and (j) references to "shall" and "will" are intended to have the same meaning.

1.3  Accounting Principles.
     ---------------------

     Except as otherwise provided or defined in this Agreement, all accounting or financial terms shall have the meanings ascribed to such terms by GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Annual Statements referred to in Section 5.1.8(i); and, except as otherwise provided or defined in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate). In the event of any change after the date hereof in GAAP or in any Loan Party's fiscal year, and if such change relates to the financial covenants set forth in Sections 7.1.10 or the financial statements required hereby, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants and reporting requirements in a manner that would not affect the substance thereof, but would allow compliance therewith in a manner consistent with past practices.

2.   CONVERTIBLE REVOLVING CREDIT FACILITY
     -------------------------------------

2.1  Convertible Revolving Credit Commitments.
     ----------------------------------------

     (a) Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Convertible Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the Convertible Revolving Credit Expiration Date, provided that after giving effect to each such Loan the aggregate amount of Convertible Revolving Credit Loans from such Bank shall not exceed such Bank's Convertible Revolving Credit Commitment minus such Bank's Ratable Share of the Letters of Credit Outstanding and Ratable Share of Swingline Loans. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1. All outstanding Convertible Revolving Credit Loans shall be due and payable on the Convertible Revolving Credit Expiration Date.

     (b) Each Bank shall be obligated to participate in each request for Convertible Revolving Credit Loans pursuant to Section 2.2 in accordance with its Ratable Share. The aggregate of each Bank's Convertible Revolving Credit Loans outstanding hereunder to the Borrower at any time, together with such Bank's Ratable Share of the Letters of Credit Outstanding and Ratable Share of Swingline Loans, shall never exceed its Convertible Revolving Credit Commitment. The obligations of each Bank hereunder are several and not joint. The failure of any Bank to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Convertible Revolving Credit Loans hereunder on or after the Convertible Revolving Credit Expiration Date.

2.2  Convertible Revolving Credit Loan Requests.
     ------------------------------------------

     Except as otherwise provided herein, the Borrower may from time to time prior to the Convertible Revolving Credit Expiration Date request the Banks to make Convertible Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Convertible Revolving Credit Loans pursuant to
Section 3.2, by delivering to the Agent at its Principal Office in Chicago, not later than 12:00 noon, New York time, (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Convertible Revolving Credit Loans to which the Euro-Rate Option applies or prior to the conversion to or the renewal of the Euro-Rate Option for any such Loans; and (ii) one (1) Business Day prior to either the proposed Borrowing Date with respect to the making of a Convertible Revolving Credit Loan to which the Base Rate Option applies or prior to the last day of the preceding Committed Loan Interest Period with respect to the conversion of an Interest Rate Option to the Base Rate Option for any such Loan, of a duly completed Committed Loan Request therefor substantially in the form of Exhibit 2.2 or a Committed Loan Request by telephone immediately
            -----------
confirmed in writing by letter, facsimile, or telex in the form of such Exhibit, it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Committed Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Convertible Revolving Credit Loans comprising each Borrowing Tranche, which shall be in integral multiples of $500,000 and not less than $2,000,000 for each Borrowing Tranche to which the Euro-Rate Option applies and in integral multiples of $250,000 and not less than the lesser of $500,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies;
(iii) whether Committed Loan Euro-Rate Option or Base Rate Option shall apply to the proposed Convertible Revolving Credit Loans comprising the applicable Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the Committed Loan Euro-Rate Option applies, an appropriate Committed Loan Interest Period for the Convertible Revolving Credit Loans comprising such Borrowing Tranche.

2.3  Making Convertible Revolving Credit Loans.
     -----------------------------------------

     The Agent shall, promptly after receipt by it of a Loan Request pursuant to
Section 2.2, notify the Banks of its receipt of such Loan Request specifying:
(i) the proposed Borrowing Date and the time and method of disbursement of the Convertible Revolving Credit Loans requested thereby; (ii) the amount and type of each such Convertible Revolving Credit Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Banks of such Convertible Revolving Credit Loans as determined by the Agent in accordance with Section 2.1(b). Each Bank shall remit the principal amount of each Convertible Revolving Credit Loan to the Agent at its Principal Office in Chicago such that the Agent is able to, and the Agent shall, to the extent the Banks have made funds available to it for such purpose and subject to Section 6.1.11, fund such Convertible Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office in Chicago prior to 2:00 p.m., New York time, on the applicable Borrowing Date, provided that if any Bank
                                                       --------
fails to remit such funds to the Agent in a timely manner, the Agent may elect in its sole discretion to fund with its own funds the Convertible Revolving Credit Loans of such Bank on such Borrowing Date, and such Bank shall be subject to the repayment obligation in Section 9.16.

2.4  Extension by Banks of the Convertible Revolving Credit Expiration Date.
     ----------------------------------------------------------------------

2.4.1     Requests; Approval by All Banks.
          -------------------------------

               No earlier than sixty (60) days and no later than thirty (30) days prior to the then applicable Convertible Revolving Credit Expiration Date, the Borrower may request an extension for an additional 364 days of the Convertible Revolving Credit Expiration Date by written notice to the Agent. Agent shall promptly notify the Banks of such request. Within twenty (20) days of receipt by the Agent of such request, each Bank shall respond to the Agent in writing as to whether or not it agrees to the Borrower's request for such extension; provided, however, that the failure of any Bank to respond within such time period shall not in any manner constitute an agreement by such Bank to extend the Convertible Revolving Credit Expiration Date. If all Banks elect to extend, the Agent shall so notify the Borrower that the Convertible Revolving Credit Expiration Date shall be extended for an additional period of 364 days.

2.4.2     Failure to Extend; Optional Conversion to Term Loan.
          ---------------------------------------------------

               Subject to Section 4.4.2, in the event that less than all of the Banks shall agree to an extension of the Convertible Revolving Credit Expiration Date in accordance with Section 2.4.1, all Convertible Revolving Credit Loans, together with all interest thereon and costs and expenses related thereto shall be due and payable on the Convertible Revolving Credit Expiration Date, unless Borrower has elected, by written notice received by the Agent no later than seven (7) days prior to the Convertible Revolving Credit Expiration Date, to convert all Convertible Revolving Credit Loans outstanding on the Convertible Revolving Credit Expiration Date to a term loan of one year's duration. Interest shall be payable on such term loan and rights of prepayment shall be permitted with respect thereto in the manner established hereby for Convertible Revolving Credit Loans; and, principal amounts outstanding under such term loan shall be due and payable in four equal quarterly amounts commencing three Months after the Convertible Revolving Credit Expiration Date (as described herein, the "Term Loan"). Borrower hereby agrees to execute such amendments and modifications to the Loan Documents, together with such term notes, prior to the Convertible Revolving Credit Expiration Date, as Agent shall reasonably request to evidence and govern the Term Loan.

2.5  Letter of Credit Subfacility.
     ----------------------------

2.5.1     Issuance of Letters of Credit.
          -----------------------------

               Borrower may request the issuance of a letter of credit (each a "Letter of Credit") on behalf of itself or on behalf of PTEK (provided that Borrower is the account party thereon) by delivering to the Agent at its Principal Office in Chicago a completed application for letters of credit in such form as the Agent may specify from time to time by no later than 10:00 a.m., New York time, at least three (3) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Each Letter of Credit shall be either a Standby Letter of Credit or a Commercial Letter of Credit and shall be denominated in Dollars. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.5, the Agent will issue a Letter of Credit provided that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, $10,000,000 or (ii) the Convertible Revolving Facility Usage exceed, at any one time, the Convertible Revolving Credit Commitments and provided further that each Letter of Credit shall expire no later than either (a) ten (10) Business Days prior to the Convertible Revolving Credit Expiration Date, or (b) two (2) years after the date of its issuance, provided, however, that with respect to any Letter of Credit having an expiration date which is later than ten (10) Business Days prior to the Convertible Revolving Credit Expiration Date, Borrower hereby agrees that it shall, no later than ten (10) Business Days prior to the Convertible Revolving Credit Expiration Date (A) provide to Agent a letter of credit in an amount equal to the maximum amount that may be drawn under such Letter of Credit payable to Agent upon a drawing under such Letter of Credit and from a bank and presentable at such location and in such form as is satisfactory to Agent, or (B) deposit in an interest-bearing account with or at the direction of Agent, as cash collateral for Borrower Obligations arising from such Letter of Credit, an amount equal to the maximum amount that may be drawn under such Letter of Credit, and Borrower hereby pledges to Agent, and grants to Agent a security interest in, all such cash, deposit, account, and the proceeds thereof as security for such Obligations.

2.5.2     Letter of Credit Fees.
          ---------------------

               The Borrower shall pay (i) to the Agent at its Principal Office in Chicago for the ratable account of the Banks a nonrefundable fee (the "Letter of Credit Fee") equal to 350 basis points per annum, and (ii) to the Agent for its own account a fronting fee at the rate set forth in the Agent's Letter, all of which fees shall be computed on the average daily Letters of Credit Outstanding (computed on the basis of a year of 360 days for the actual number of days elapsed), and shall be payable quarterly in arrears commencing with the last Business Day of each December, March, June, and September following issuance of each Letter of Credit and on the Convertible Revolving Credit Expiration Date. The Borrower shall also pay to the Agent for the Agent's sole account the Agent's then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Agent generally may charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of letters of credit.

2.5.3     Disbursements, Reimbursement.
          ----------------------------

2.5.3.1 Immediately upon the issuance of each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Agent a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Bank's Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

2.5.3.2 In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Agent will promptly notify the Borrower. Borrower shall reimburse (such obligation to reimburse the Agent shall sometimes be referred to as a "Reimbursement Obligation") the Agent at its Principal Office in Chicago prior to 12:00 noon, New York time, on each date that an amount is paid by the Agent under any Letter of Credit (each such date, a "Drawing Date") in an amount equal to the amount so paid by the Agent. Unless otherwise instructed in writing by the Borrower by 12:00 noon, New York time, on the Drawing Date, the Agent will promptly notify each Bank thereof, and the Borrower shall be deemed to have requested that Convertible Revolving Credit Loans in the aggregate amount paid by Agent under the Letter of Credit be made on the Drawing Date by the Banks under the Base Rate Option for disbursement under such Letter of Credit or to finance the Reimbursement Obligation of Borrower then arising, as the case may be. Any notice given by the Agent pursuant to this Section 2.5.3.2 may be given orally (and thereafter confirmed in writing), provided that the lack of such confirmation shall not affect the conclusiveness or binding effect of such notice.

2.5.3.3 In consideration of its participation in each Letter of Credit, as set forth at Sections 2.5.3.2 and 2.5.3.1, each Bank shall upon any notice given pursuant to Section 2.5.3.2 make available to the Agent at its Principal Office in Chicago an amount in immediately available funds equal to its Ratable Share of the amount paid or to be paid, as the case may be, by the Agent under the Letter of Credit, whereupon each of the Banks making such amount available to Agent shall (subject to Section 2.5.3.4) each be deemed to have made a Convertible Revolving Credit Loan under the Base Rate Option to the Borrower in that amount, if such Loan may be made, or each such Bank shall be deemed to have funded its participation as provided below at Section 2.5.3.4. If any Bank so notified fails to make available to the Agent for the account of the Agent the amount of such Bank's Ratable Share of such amount by no later than 2:00 p.m., New York time, on the Drawing Date, then interest shall accrue on such Bank's obligation to make such payment, from the Drawing Date to the date on which such Bank makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Loans under the

Convertible Revolving Credit Base Rate Option on and after the fourth day following the Drawing Date. The Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Agent to give any such notice on the Drawing Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligation under this
Section 2.5.3.

2.5.3.4 With respect to any unreimbursed drawing that is not converted into Convertible Revolving Credit Loans to the Borrower under the Base Rate Option in whole or in part as contemplated by Section 2.5.3.3, for any reason, the Borrower shall be deemed to have incurred from the Agent a Letter of Credit Borrowing in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Convertible Revolving Credit Loans under the Base Rate Option. Each Bank's payment to the Agent pursuant to Section
2.5.3.3 shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a Participation Advance from such Bank in satisfaction of its participation obligation under this Section 2.5.3.

2.5.4     Repayment of Participation Advances.
          -----------------------------------

2.5.4.1 Upon (and only upon) receipt by the Agent for its account of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Agent under the Letter of Credit with respect to which any Bank has made a Participation Advance to the Agent, or (ii) in payment of interest on such a payment made by the Agent under such a Letter of Credit, the Agent will pay to each Bank, in the same funds as those received by the Agent, the amount of such Bank's Ratable Share of such funds, except the Agent shall retain the amount of the Ratable Share of such funds of any Bank that did not make a Participation Advance in respect of such payment by Agent.

2.5.4.2 If the Agent is required at any time to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party to the Agent pursuant to Section 2.9.4.1 in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent the amount of its Ratable Share of any amounts so returned by the Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

2.5.5     Documentation.
          -------------

               Each Loan Party agrees to be bound by the terms of the Agent's application for letters of credit and the Agent's written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party's own interpretation. In the event of a conflict between such application and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Agent shall not be liable for any error, negligence, or mistakes, whether of omission or commission, in following any Loan Party's instructions or those contained in the Letters of Credit, or any application therefor, or any in modifications, amendments, or supplements thereto.

2.5.6     Nature of Participation and Reimbursement Obligations.
          -----------------------------------------------------

               Each Bank's obligation in accordance with this Agreement to make the Convertible Revolving Credit Loans or Participation Advances, as contemplated by Section 2.5.3, as a result of a drawing under a Letter of Credit, and the Obligations of the Borrower to reimburse the Agent upon a draw under a Letter of Credit, shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.5.6 under all circumstances (except to the extent of the Agent's gross negligence or willful misconduct), including the following circumstances:

          (i) any set-off, counterclaim, recoupment, defense, or other right which such Bank may have against the Agent, the Borrower, or any other Person for any reason whatsoever;

          (ii) the failure of any Loan Party or any other Person to comply, in connection with a Letter of Credit Borrowing, with any conditions set forth in this Agreement or any other Loan Document for the making of a Convertible Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing or the obligation of the Banks to make Participation Advances under Section 2.5.3;

          (iii) any lack of validity or enforceability of any Letter of Credit;

          (iv) the existence of any claim, set-off, defense, or other right which any Loan Party or any Bank may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Agent or any Bank or any other Person or, whether in connection with this Agreement, the transactions contemplated herein, or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

          (v) any draft, demand, certificate, or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect even if the Agent has been notified thereof;

          (vi) payment by the Agent under any Letter of Credit against presentation of a demand, draft, or certificate or other document which does not comply with the terms of such Letter of Credit;

          (vii) any adverse change in the business, operations, properties, assets, condition (financial or otherwise), or prospects of any Loan Party or Subsidiaries of a Loan Party;

          (viii) any breach of this Agreement or any other Loan Document by any party thereto;

          (ix) the occurrence or continuance of an Insolvency Proceeding with respect to any Loan Party;

          (x) the fact that an Event of Default or a Potential Default shall have occurred and be continuing;

          (xi) the fact that the Convertible Revolving Credit Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and

          (xii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

2.5.7     Indemnity.
          ---------

               In addition to amounts payable as provided in Section 9.5, the Borrower hereby agrees to protect, indemnify, pay, and save harmless the Agent from and against any and all claims, demands, liabilities, damages, losses, costs, charges, and expenses (including reasonable fees, expenses, and disbursements of counsel and allocated costs of internal counsel) which the Agent may incur or be subject to as a consequence, direct or indirect, of (i) the issuance or payment of any Letter of Credit, except to the extent that any such claims, demands, liabilities, damages, losses, costs, charges, or expenses are the result of the gross negligence or willful misconduct of the Agent as determined by a final judgment of a court of competent jurisdiction, or (ii) the failure of the Agent to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

2.5.8     Liability for Acts and Omissions.
          --------------------------------

               As between any Loan Party and the Agent, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Agent shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any document submitted by any party in connection with the application for an issuance of or any documents presented under any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged (even if the Agent shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Agent, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Agent's rights or powers hereunder. Nothing in the preceding sentence shall relieve the Agent from liability for the Agent's gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence.

               In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Agent under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith (as such term is applicable to Letters of Credit pursuant to the applicable Uniform Commercial Code), shall not put the Agent under any resulting liability to the Borrower or any Bank.

               In the event that the jurisdiction referred to in Section 10.8 adopts revisions to Article 5 of its Uniform Commercial Code which are inconsistent with the provisions of this Section 2.5, the Loan Parties shall upon the request of Agent agree to a modification of the provisions of this
Section 2.5 that is consistent with the intent hereof and permissible under such
Article 5 as revised.

2.6  Commitment Fees.
     ---------------

     Accruing from the date hereof until the Convertible Revolving Credit Expiration Date, the Borrower agrees to pay to the Agent for the account of each Bank, as consideration for such Bank's Convertible Revolving Credit Commitment hereunder, a nonrefundable commitment fee (each, a "Commitment Fee") equal to one-half of one percent (0.50%) per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) on the average daily difference between the amount of (i) such Bank's Convertible Revolving Credit Commitment as the same may be constituted from time to time and the (ii) the principal amount of such Bank's Convertible Revolving Credit Loans outstanding from time to time plus such Bank's Ratable Share of Letters of Credit Outstanding from time to time. All Commitment Fees shall be payable in arrears on the last Business Day of each December, March, June, and September after the date hereof and on the Convertible Revolving Credit Expiration Date, or in any event upon acceleration of the Loans.

2.7  Additional Fees.
     ---------------

     The Borrower agrees to pay to the Agent for its own account the fees and costs set forth in the Agent's Letter. All fees payable hereunder and thereunder shall be nonrefundable and deemed earned in full when due.

2.8  Use of Proceeds.
     ---------------

     The Letters of Credit and the proceeds of the Convertible Revolving Credit Loans may be used for the general corporate purposes of Borrower and the Guarantors, including capital expenditures, working capital, acquisitions, refinancing Borrower's indebtedness existing as of the date hereof, intercompany loans and distributions to other Loan Parties, Permitted Investments, and otherwise; provided, however, that no Letter of Credit nor any proceeds of any Convertible Revolving Credit Loan may be used for any purpose that contravenes any applicable Law or any provision of any Loan Document.

2.9  Swingline Loans.
     ---------------

2.9.1     Swingline Commitment.
          --------------------

               On the terms and subject to the conditions and relying upon the representations and warranties herein set forth, the Swingline Bank agrees to make loans (as described in this Section 2.9.1, "Swingline Loans") to the Borrower at any time and from time to time, on and after the date hereof to the earlier of the Convertible Revolving Credit Expiration Date or the termination of the Convertible Revolving Credit Commitments in accordance with the terms hereof, in an aggregate principal amount at any time outstanding, after giving effect to any Swingline Loan requested by Borrower, that will not result in (i) the aggregate outstanding principal amount of all Swingline Loans exceeding $10,000,000, or (ii) the aggregate outstanding principal amount of all Convertible Revolving Credit Loans and Swingline Loans plus the Letters of Credit Outstanding exceeding the aggregate amount of the Convertible

Revolving Credit Commitments then existing of the Banks. Each Swingline Loan shall be in a principal amount that is an integral multiple of $100,000. The Swingline Commitment may be terminated or reduced from time to time in the same manner as provided herein for Convertible Revolving Credit Commitments. Within the foregoing limits and subject to the terms, conditions, and limitations set forth herein, the Borrower may borrow, pay, and reborrow Swingline Loans hereunder. The Swingline Loans shall be evidenced by a promissory note of Borrower in favor of the Swingline Bank substantially in the form of Exhibit
                                                                     -------
1.1(S)(2).
---------

2.9.2     Swingline Loans.
          ---------------

               The Borrower shall notify the Agent by telephone (promptly confirmed in writing), not later than 12:00 (noon), New York City time, on the date of a proposed Swingline Loan. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and amount of such Swingline Loan. The Agent will promptly advise the Swingline Bank of any notice received from the Borrower pursuant to this Section 2.9.2. The Swingline Bank will make each Swingline Loan available to the Borrower as designated by the Borrower by telephone (promptly confirmed in writing) by 3:00 p.m. on the date such Swingline Loan is so requested. The Agent and Swingline Bank may rely on the authority of any individual making such a telephonic request or giving such telephonic direction without the necessity of receipt of written confirmation.

2.9.3     Prepayment.
          ----------

               The Borrower shall have the right at any time and from time to time to prepay any Swingline Loan, in whole or in part, upon giving telephonic notice (promptly confirmed in writing) to the Swingline Bank and to the Agent before 12:00 noon, New York City time, on the date of prepayment at the Agent's telephone number and address for notices specified on Schedule 1.1(B). Any
                                                      ---------------
prepayment in part of a Swingline Loan shall be in an amount that is an integral multiple of $100,000. All principal payments, including prepayments, of Swingline Loans shall be accompanied by accrued interest on the principal amount being repaid to but excluding the date of payment. All outstanding Swingline Loans shall be due and payable on the Convertible Revolving Credit Expiration Date.

2.9.4     Interest.
          --------

               Each Swingline Loan shall bear interest at a fluctuating rate per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) equal to the Base Rate plus one and one-quarter percent (1.25%) per annum, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate.

2.9.5     Participations.
          --------------

               The Swingline Bank may by written notice given to the Agent not later than 12:00 (noon), New York City time, on any Business Day require the Banks to acquire participations in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Banks shall participate. The Agent will, promptly upon receipt of such notice, give notice to each Bank, specifying in such notice such Bank's Ratable Share of such Swingline Loan or Loans. In consideration and in furtherance of the foregoing, each Bank hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Agent, for the account of the Swingline Bank, such Bank's Ratable Share of such Swingline Loan or Loans. Each Bank acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this Section 2.9.5 is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence or continuance of a Potential Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Bank shall comply with its obligation under this Section by wire transfer to Agent of immediately available funds not later than 2:00 p.m. New York City time, and the Agent shall promptly credit the amounts so received to the account of the Swingline Bank. The Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this Section and thereafter payments in respect of such Swingline Loan shall be made to the Agent and not to the Swingline Bank. Any amounts received by the Swingline Bank from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Bank of the proceeds of a sale of participations therein shall be promptly remitted to the Agent; any such amounts received by the Agent shall be promptly remitted by the Agent to the Banks that shall have made their payments pursuant to this Section and to the Swingline Bank, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this Section 2.9.5 shall not relieve the Borrower (or other party liable for obligations of the Borrower) of its obligations in respect of the payment thereof.

3.   INTEREST RATES
     --------------

3.1  Interest Rate Options.
     ---------------------

     The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Committed Loans (other than with respect to the Swingline Loans which are addressed in Section 2.9.4) as selected by it from the Base Rate Option or Convertible Revolving Credit Euro-Rate Option set forth below applicable to the type of Committed Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to various of the Committed Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Committed Loans comprising any Borrowing Tranche, provided that
                                                                 --------
there shall not be at any one time outstanding more than six (6) Borrowing Tranches in the aggregate among all of the Committed Loans. If at any time the designated rate applicable to any portion of a Committed Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Committed Loan shall be limited to such Bank's highest lawful rate.

3.1.1     Convertible Revolving Credit Interest Rate Options.
          --------------------------------------------------
               The Borrower shall have the right to select from the following Interest Rate Options applicable to the Convertible Revolving Credit:

               (i)  Convertible Revolving Credit Base Rate Option:  A
                    ---------------------------------------------
fluctuating rate per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) equal to the Base Rate plus one and one-quarter percent (1.25%) per annum, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

               (ii) Convertible Revolving Credit Euro-Rate Option:  A rate per
                    ---------------------------------------------
on the basis of a year of 360 days for the actual number of days elapsed) equal to the Euro-Rate plus three and one-half percent (3.50%) per annum.

3.1.2     Rate Quotations.
          ---------------

               The Borrower may call the Agent at the Principal Office of the Agent in Chicago on or before the date on which a Committed Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Agent or the Banks nor affect the rate of interest which thereafter is actually in effect when the election is made.

3.2  Committed Loans Interest Periods.
     --------------------------------

     At any time when the Borrower shall select, convert to or renew a Committed Loan Euro-Rate Option, the Borrower shall notify the Agent thereof at its Principal Office in Chicago at least three (3) Business Days prior to the effective date of such Euro-Rate Option by delivering a Committed Loan Request. The notice shall specify an interest period (the "Interest Period") during which such Interest Rate Option shall apply, such Interest Period to be (i) one Month if Borrower selects the Committed Loan Euro-Rate Option during the Syndications Period and (ii) one, two, three, or six Months if Borrower selects the Committed Loan Euro-Rate Option after the Syndications Period has ended. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a Committed Loan Euro-Rate Option:

3.2.1     Ending Date and Business Day.
          ----------------------------

               Any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the directly preceding Business Day;

3.2.2     Termination Before Expiration Date.
          ----------------------------------

               The Borrower shall not select, convert to or renew an Interest Period, respectively, for any portion of the Convertible Revolving Credit Loans that would end after the Convertible Revolving Credit Expiration Date; and

3.2.3     Renewals.
          --------

               In the case of the renewal of a Committed Loan Euro-Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

3.3  Interest After Default.
     ----------------------
     To the extent permitted by Law, upon the occurrence of an Event of Default and until such time as such Event of Default shall have been cured or waived:

3.3.1     Letter of Credit Fees, Interest Rate.
          ------------------------------------

               The Letter of Credit Fees and the otherwise applicable rate of interest for each outstanding Loan shall be increased by 2.0% per annum; and

3.3.2     Other Obligations.
          -----------------

               Each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Convertible Revolving Credit Base Rate Option plus an additional 2.0% per annum from the time such Obligation becomes due and payable and until it is paid in full.

3.3.3     Acknowledgment.
          --------------

               The Borrower acknowledges that the increase in rates referred to in this Section 3.3 reflects, among other things, that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Agent.

3.4  Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits Not
     --------------------------------------------------------------------
Available.
---------

3.4.1     Unascertainable.
          ---------------

               If, on any date on which a Euro-Rate would otherwise be determined with respect to Committed Loans, the Agent shall have determined that:

               (i) adequate and reasonable means do not exist for ascertaining such Euro-Rate, or

               (ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the Euro-Rate,

then the Agent and the Banks shall have the rights specified in Section 3.4.3.

3.4.2     Illegality; Increased Costs; Deposits Not Available.
          ---------------------------------------------------

               If at any time any Bank shall have determined that:

               (i) the making, maintenance or funding of any Loan to which a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

               (ii) such Euro-Rate Option will not adequately and fairly reflect the cost to such Bank of the establishment or maintenance of any such Loan, or

               (iii) after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan to which a Euro-Rate Option applies, respectively, are not available to such Bank with respect to such Loan, in the London interbank market, then the Agent and the Banks shall have the rights specified in Section 3.4.3.

3.4.3     Agent's and Bank's Rights.
          -------------------------

               In the case of any event specified in Section 3.4.1 above, the Agent shall promptly so notify the Banks and the Borrower thereof, and in the case of an event specified in Section 3.4.2 above, such Bank shall promptly so notify the Agent at its Principal Office in Chicago and endorse a certificate to such notice as to the specific circumstances of such notice, and the Agent shall promptly send copies of such notice and certificate to the other Banks and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Banks, in the case of such notice given by the Agent, or (B) such Bank, in the case of such notice given by such Bank, to allow the Borrower to select, convert to, or renew a Euro-Rate Option shall be suspended until the Agent shall have later notified the Borrower, or such Bank shall have later notified the Agent, of the Agent's or such Bank's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Agent makes a determination under Section 3.4.1 and the Borrower has previously notified the Agent of its selection of, conversion to, or renewal of a Euro-Rate Option and such Interest Rate Option has not yet gone into effect and no funding has been reserved by a Bank therefor, such notification shall be deemed to provide for the selection of, conversion to, or renewal of the Base Rate Option otherwise available with respect to such Loans if the Borrower has requested the Committed Loan Euro-Rate Option. If any Bank notifies the Agent of a determination under Section 3.4.2, the Borrower shall, subject to the Borrower's indemnification Obligations under Section 4.6.2 , as to any Loan of the Bank to which a Euro-Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 4.4 or 4.5. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

3.5  Selection of Interest Rate Options.
     ----------------------------------

     If the Borrower fails to select a new Interest Period or if borrower fails to select an interest rate option to apply to any Borrowing Tranche of Committed Loans subject to the Committed Euro-Rate Option at the expiration of the existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 3.2, the Borrower shall be deemed to have converted such Borrowing Tranche to the Convertible Revolving Credit Base Rate Option commencing upon the last day of the existing Interest Period.

4.   PAYMENTS
     --------

4.1  Payments.
     --------

     All payments and prepayments to be made in respect of principal, interest, fees, or other amounts due from the Borrower hereunder or in connection herewith shall be payable prior to 12:00 noon, New York time, on the date when due without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim, or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Agent at its Principal Office in Chicago, or at such location as Agent shall otherwise direct, for the ratable accounts of the Banks with respect to Loans (other than with respect to Swingline Loans which, to the extent not participated to the Banks shall be for the account of the Swingline Bank), in U.S. Dollars and in immediately available funds, and the Agent shall promptly distribute such amounts to the Banks in immediately available funds, provided that in the event payments are received by
                             --------
12:00 noon, New York time, by the Agent with respect to the Loans and such payments are not distributed to the Banks on the same day received by the Agent, the Agent shall pay the Banks the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Agent and not distributed to the Banks. The Agent's statement of account, ledger, or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement.

4.2  Pro Rata Treatment of Banks.
     ---------------------------

     Each borrowing of Convertible Revolving Credit Loans shall be allocated to each Bank according to its Ratable Share (irrespective of the amount of Swingline Loans outstanding), and each selection of, conversion to, or renewal of any Interest Rate Option applicable to Convertible Revolving Credit Loans and each payment or prepayment by the Borrower with respect to principal or interest on the Convertible Revolving Credit Loans or fees (except for the Agent's Fee, Fronting Fee, and any other fee addressed in the Agent's Letter) or other amounts due from the Borrower hereunder to the Banks with respect to the Convertible Revolving Credit Loans, shall (except as provided in Section 3.4.3 and in the case of an event specified in Section 3.4, 4.4.2 or 4.6) be made in proportion to the applicable Convertible Revolving Credit Loans outstanding from each Bank and, if no such Loans are then outstanding from any Bank, in proportion to the Ratable Share of each Bank. Borrowings of and payments on Swingline Loans shall be governed, inter alia, by the terms of Section 2.9. For purposes of determining the available Convertible Revolving Credit Commitments of the Banks at any time, each outstanding Swingline Loan shall be deemed to have utilized the Convertible Revolving Credit Commitments of the Banks pro rata in accordance with such Convertible Revolving Credit Commitments.

4.3  Interest Payment Dates.
     ----------------------

     Interest on Committed Loans to which the Base Rate Option applies shall be due and payable in arrears on the last Business Day of each December, March, June, and September after the date hereof and on the Convertible Revolving Credit Expiration Date with respect to Convertible Revolving Credit Loans or upon acceleration of any Loan. Interest on Committed Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also at the end of each three (3) Month period within such Interest Period, calculated from the commencement thereof. Interest on mandatory prepayments of principal under Section 4.5 and on voluntary prepayments of principal shall be due on the date such prepayment is due or made. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration, or otherwise).

4.4  Voluntary Prepayments; Voluntary Reduction or Termination of Commitments.
     ------------------------------------------------------------------------

4.4.1     Right to Prepay.
          ---------------

               The Borrower shall have the right at its option from time to time to prepay the Committed Loans or prepay the Committed Loans and reduce or terminate the Convertible Revolving Credit Commitment, in whole or part, without premium or penalty (except as provided in Section 4.4.2 below or in Section 4.6):

          (i) at any time with respect to any Committed Loan to which the Base Rate Option applies, and

          (ii) on the last day of the applicable Interest Period with respect to Committed Loans to which a Euro-Rate Option applies,

          (iii) on the date specified in a notice by any Bank pursuant to
Section 3.4 with respect to any Committed Loan to which a Euro-Rate Option applies.

          Whenever the Borrower desires to prepay any part of the Committed Loans or prepay the Committed Loans and reduce or terminate the Convertible Revolving Credit Commitment, it shall provide a prepayment or reduction or termination notice to the Agent at its Principal Office in Chicago by 12:00 noon at least three (3) Business Day prior to the date of prepayment or reduction or termination setting forth the following information:

                (x) the date, which shall be a Business Day, on which the proposed prepayment or reduction or termination is to be made;

               (y) a statement indicating the application of the prepayment between the various interest rate options applicable to Convertible Revolving Credit Loans and Swingline Loans; and

               (z) the total principal amount of such prepayment or reduction or termination, which shall not be less than $1,000,000 and in integral multiples of $500,000 (other than with respect to the minimum amount of Swingline loan prepayments which are addressed in Section 2.9.3).

          All prepayment, reduction, and termination notices shall be irrevocable. The principal amount of the Committed Loans for which a prepayment, reduction, or termination notice is given, together with interest on such principal amount, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. In the event of a reduction or termination notice, the principal amount of Committed Loans so reduced or terminated shall not be reborrowed at any time thereafter and the Commitments of the Banks shall be permanently so reduced or terminated. Except as provided in Section 3.4.3, if the Borrower prepays a Committed Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied first to Committed Loans to which the Base Rate Option applies, then to Loans to which the Committed Loan Euro-Rate Option applies. Any prepayment, reduction, or termination hereunder shall be subject to the Borrower's Obligation to indemnify the Banks under
Section 4.6.2.

               Borrower's rights and obligations with respect to prepayments of the Term Loan shall be the same as set forth herein for Convertible Revolving Credit Loans (except to the extent necessary to account for structural differences between the nature of Committed Loans and the Term Loan).

4.4.2     Replacement of a Bank.
          ---------------------

               In the event any Bank (i) gives notice under Section 3.4 or
Section 4.6.1, (ii) does not fund Convertible Revolving Credit Loans because the making of such Loans would contravene any Law applicable to such Bank, (iii) does not approve any action as to which consent of the Required Banks is requested by the Borrower and obtained hereunder, (iv) does not agree to an extension of the Convertible Revolving Credit Expiration Date requested in accordance with Section 2.4.1 and, however, the Required Banks do so agree, or
(v) becomes subject to the control of an Official Body (other than normal and customary supervision), then the Borrower shall have the right at its option, with the consent of the Agent, which shall not be unreasonably withheld, to prepay the Loans of such Bank in whole, together with all interest accrued thereon, and terminate such Bank's Commitment within no more than thirty (30) days after an event described in Clause (iv) directly above (but in no event later than the Convertible Revolving Credit Expiration Date), or within ninety
(90) days after (w) receipt of such Bank's notice under Section 3.4 or 4.6.1,
(x) the date such Bank has failed to fund Convertible Revolving Credit Loans because the making of such Loans would contravene Law applicable to such Bank,
(y) the date of obtaining the consent which such Bank has not approved, or (z) the date such Bank became subject to the control of an Official Body, as applicable; provided that the Borrower shall also pay to such Bank at the time of such prepayment any amounts required under Section 4.6 and any accrued interest due on such amount and any other fees and costs payable hereunder; and provided, further, that the Convertible Revolving Credit Loans and any other Commitments of such Bank shall be provided by one or more of the remaining Banks or a replacement bank acceptable to the Agent or, upon payment of every such Loan and all related interest, fees, costs, and expenses (including those payable under Section 4.6), the Commitments of such Bank are permanently terminated; and provided, further, the remaining Banks shall have no obligation hereunder to increase their Commitments or provide any Loan of such Bank. Notwithstanding the foregoing, the Agent may only be replaced subject to the requirements of Section 9.14 and provided that all Letters of Credit shall have expired or been terminated or replaced.

4.4.3     Change of Lending Office.
          ------------------------

               Each Bank agrees that, upon the occurrence of any event giving rise to increased costs or other special payments under Section 3.4.2 or 4.6.1 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic, legal, or regulatory disadvantage, with the objective of avoiding the consequence of the event giving rise to the operation of such Sections. Nothing in this Section 4.4.3 shall affect or postpone any of the Obligations of the Borrower or any other Loan Party or the rights of the Agent or any Bank provided in this Agreement.

4.5  Mandatory Prepayments.
     ---------------------

4.5.1     Application Among Interest Rate Options.
          ---------------------------------------

               All prepayments required pursuant to this Section 4.5 shall first be applied among the Interest Rate Options to the principal amount of the Committed Loans subject to the Base Rate Option, then to Loans subject to a Euro-Rate Option. In accordance with Section 4.6.2, the Borrower shall indemnify the Banks for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against Committed Loans subject to a Euro-Rate Option on any day other than the last day of the applicable Interest Period.

4.5.2     Failure to Convert.
          -------------------

               If any Bank notifies the Agent of a determination under Section
3.4.2 and the Borrower elects not convert such Loan to the Base Rate Option, then the Borrower shall prepay such Loan.

4.6  Additional Compensation in Certain Circumstances.
     ------------------------------------------------

4.6.1     Increased Costs or Reduced Return Resulting From Taxes, Reserves,
          -----------------------------------------------------------------
Capital Adequacy Requirements, Expenses, Etc.
---------------------------------------------

          If, after the date hereof, any new Law, guideline, or interpretation or any change in any Law, guideline, or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

          (i) subjects any Bank to any tax or changes the basis of taxation with respect to this Agreement, the Committed Loans or payments by the Borrower of principal, interest, fees, or other amounts due from the Borrower hereunder (except for taxes on the overall net income of such Bank),

          (ii) imposes, modifies, or deems applicable any reserve, special deposit, or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank, or

          (iii) imposes, modifies, or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits, or commitments to extend credit extended by, any Bank, or
(B) otherwise applicable to the obligations of any Bank under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank with respect to this Agreement, or the making, maintenance, or funding of any part of the Committed Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Bank's or its holding company's capital, taking into consideration such Bank's or holding company's customary policies with respect to capital adequacy) by an amount which such Bank in its sole discretion deems to be material, such Bank shall from time to time notify the Borrower and the Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Bank to be necessary to compensate such Bank for such increase in cost, reduction of income, additional expense, or reduced rate of return. Such notice shall set forth in reasonable detail the calculation utilized as the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

4.6.2     Indemnity.
          ---------

               In addition to the compensation required by Section 4.6.1, the Borrower shall indemnify each Bank against all liabilities, losses, or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties, and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Loans subject to a Euro-Rate Option) which such Bank sustains or incurs as a consequence of any:

               (i) payment, prepayment, conversion, or renewal of any Loan to which a Euro-Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary, or automatic and whether or not such payment or prepayment is then due), or

               (ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices, or otherwise) in whole or part any Committed Loan Requests to which a Euro-Rate Option applies or notice relating to prepayments of Loans to which a Euro-Rate Option applies, or

               (iii) default by the Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal of or interest on the Committed Loans to which a Euro-Rate Option applies, any fee, or any other amount due hereunder.

               If any Bank sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Bank (which determination may include such assumptions, allocations of costs and expenses, and averaging or attribution methods as such Bank shall deem reasonable) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in reasonable detail the calculation determining the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

               For all purposes of this Agreement, each Bank's and Agent's determination of amounts payable under, and actions required or authorized by
Section 3.4 or Section 4.6 shall be calculated, at each Bank's and Agent's option, as though each Bank and Agent funded its Loans under the Euro-Rate Option through the purchase of deposits of the types and maturities corresponding to the deposits used as a reference in determining the Euro-Rate applicable to such Loans, whether in fact that is the case.

4.7  Taxes.
     -----

4.7.1     No Deductions.
          -------------

               All payments made by Borrower hereunder and under each Note shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of any Bank and all income and franchise taxes applicable to any Bank of the United States (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If Borrower shall be required by Law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.7.1) each Bank receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, and (iii) Borrower shall timely pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable Law.

4.7.2     Stamp Taxes.
          -----------

               In addition, Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement or any Note (hereinafter referred to as "Other Taxes").

4.7.3     Indemnification for Taxes Paid by a Bank.
          ----------------------------------------

               Borrower shall indemnify each Bank for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.7.3) paid by any Bank and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. The Agent shall use its best efforts, but shall not be penalized for failure, to alert Borrower to the assertion of any such claim for taxes. This indemnification shall be made within 30 days from the date a Bank makes written demand therefor.

4.7.4     Certificate.
          -----------

               Within 30 days after the date of any payment of any Taxes by Borrower, Borrower shall furnish to each Bank, at its address referred to herein, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment by Borrower, Borrower shall, if so requested by a Bank, provide a certificate of an officer of Borrower to that effect.

4.7.5     Survival.
          --------

               Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in Sections 4.7.1 through 4.7.5 shall survive the payment in full of principal and interest hereunder and under any instrument delivered hereunder.

4.8  Judgment Currency.
     -----------------

4.8.1     Currency Conversion Procedures for Judgments.
          --------------------------------------------

               If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder or under a Note in any currency (the "Original Currency") into another currency (the "Other Currency"), the parties hereby agree, to the fullest extent permitted by Law, that the rate of exchange used shall be that at which in accordance with normal banking procedures each Bank could purchase the Original Currency with the Other Currency after any premium and costs of exchange on the Business Day preceding that on which final judgment is given.

4.8.2     Indemnity in Certain Events.
          ---------------------------

               The obligation of Borrower in respect of any sum due from Borrower to any Bank hereunder shall, notwithstanding any judgment in an Other Currency, whether pursuant to a judgment or otherwise, be discharged only to the extent that, on the Business Day following receipt by any Bank of any sum adjudged to be so due in such Other Currency, such Bank may in accordance with normal banking procedures purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to such Bank in the Original Currency, Borrower agrees, as a separate obligation and notwithstanding any such judgment or payment, to indemnify such Bank against such loss.

4.9  Notes.
     -----

     Upon the request of any Bank, the Convertible Revolving Credit Loans made by such Bank may be evidenced respectively by a Convertible Revolving Credit
Note in the form of Exhibit 1.1(C).
                    --------------

5.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

5.1  Representations and Warranties.
     ------------------------------

     The Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks as follows:

5.1.1     Organization and Qualification.
          ------------------------------

               Each Loan Party is a corporation, partnership, or limited liability company duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization. Each Loan Party has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. Each Loan Party is duly licensed or qualified and in good standing in each jurisdiction where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except to the extent that the failure to do so would not result in a Material Adverse Change.

5.1.2     Subsidiaries.
          ------------

               (a) Schedule 5.1.2 states the name of each of Borrower's and
                   --------------
PTEK's respective Subsidiaries, its jurisdiction of incorporation, its authorized capital stock, the issued and outstanding shares (referred to herein as the "Subsidiary Shares") and the owners thereof if it is a corporation, its outstanding partnership interests (the "Partnership Interests") if it is a partnership and its outstanding limited liability company interests, interests assigned to managers thereof and the voting rights associated therewith (the "LLC Interests") if it is a limited liability company. Each of Borrower and PTEK and each of Borrower's and PTEK's respective Subsidiaries has good and marketable title to all of the Subsidiary Shares, Partnership Interests and LLC Interests it purports to own, free and clear in each case of any Lien. All Subsidiary Shares, Partnership Interests and LLC Interests have been validly issued, and all Subsidiary Shares are fully paid and nonassessable. Except as set forth in Schedule 5.1.2, all capital contributions and other consideration
             --------------
required to be made or paid in connection with the issuance of the Partnership Interests and LLC Interests have been made or paid, as the case may be. There are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares,

Partnership Interests or LLC Interests except as indicated on Schedule 5.1.2.
                                                              --------------
Schedule 5.1.2 designates which Subsidiaries are Material Subsidiaries and there
--------------
are no Subsidiaries that are Material Subsidiaries that are not designated as such.

               (b) There is no direct or indirect Material Subsidiary of Borrower or any other Loan Party which is not a Loan Party hereunder, other than direct or indirect Subsidiaries of the Loan Parties that are organized under the Laws of a country or a political subdivision of such country other than the United States.

5.1.3     Power and Authority.
          -------------------

               Each Loan Party has full power to enter into, execute, deliver, and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

5.1.4     Validity and Binding Effect.
          ---------------------------

               This Agreement has been duly and validly executed and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan Document. This Agreement and each other Loan Document constitutes, or will constitute, legal, valid, and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

5.1.5     No Conflict.
          -----------

               Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under, or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement, or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction, or decree to which any Loan Party is a party or by which it is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge, or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party (other than Liens granted under the Loan Documents).

5.1.6     Litigation.
          ----------

               Except as set forth on Schedule 5.1.6, there are no actions,
                                      ----------------
suits, proceedings, or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party at law or equity before any Official Body which individually or in the aggregate may, if adversely determined and where such adverse determination is a reasonable possibility, result in any Material Adverse Change.

None of the Loan Parties is in violation of any order, writ, injunction, or any decree of any Official Body which may result in any Material Adverse Change.

5.1.7     Title to Properties.
          -------------------

               Each Loan Party has good and marketable title to or valid leasehold interest in all material properties, assets, and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases. All material leases of property are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby.

5.1.8     Financial Statements.
          --------------------

               (i)  Historical Statements.  The Borrower has delivered to the
                    ---------------------
Agent copies of PTEK's audited consolidated year-end financial statements for and as of the end of the two (2) fiscal years ended 1998 and 1999 (the "Annual Statements"). In addition, the Borrower has delivered to the Agent copies of its and PTEK's unaudited consolidated interim financial statements for the first two
(2) fiscal quarters of fiscal year 2000 through June 30, 2000 (the "Interim Statements") (the Annual and Interim Statements being collectively referred to as the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by the Parent's and Borrower's management, are correct and complete in all material respects and fairly represent the consolidated financial condition and the results of operations for the fiscal periods then ended of the Borrower and its Subsidiaries and PTEK and its Subsidiaries.

               (ii) Accuracy of Financial Statements.  Neither the Borrower nor
                    --------------------------------
any other Loan Party has any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Borrower or any other Loan Party which may cause a Material Adverse Change. Since June 30, 2000, through the date hereof, no Material Adverse Change has occurred.

5.1.9     Use of Proceeds; Margin Stock.
          -----------------------------

5.1.9.1   General.  The Loan Parties intend to use the proceeds of the Loans in
          -------
accordance with Section 2.8.

5.1.9.2   Margin Stock.  None of the Loan Parties or any Subsidiaries of any
          ------------
Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally, or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally, or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of any Loan Party are or will be represented by margin stock.

5.1.10    Full Disclosure.
          ---------------

               Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement, or other documents furnished to the Agent or any Bank in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact known to any Loan Party which materially adversely affects the business, property, assets, financial condition, results of operations, or prospects of any Loan Party which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Agent and the Banks prior to or at the date hereof in connection with the transactions contemplated hereby.

5.1.11    Taxes.
          -----

               All federal, state, local, and other tax returns required to have been filed with respect to each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments, and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments, and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party for any period except as disclosed in Schedule 5.1.11.

5.1.12    Consents and Approvals.
          ----------------------

               No consent, approval, exemption, order, or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery, and carrying out of this Agreement and the other Loan Documents by any Loan Party, except as listed on Schedule 5.1.12, all of which shall have been obtained or
                    ---------------
made on or prior to the Closing Date except as otherwise indicated on Schedule
                                                                      --------
5.1.12.
------

5.1.13    No Event of Default; Compliance With Instruments.
          ------------------------------------------------

               No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Closing Date under or pursuant to the Loan Documents which constitutes an Event of Default or Potential Default. None of the Loan Parties is in violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement, or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would constitute a Material Adverse Change.

5.1.14    Patents, Trademarks, Copyrights, Licenses, Etc.
          ----------------------------------------------

               Each Loan Party owns or possesses all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits, and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party, without known possible, alleged, or actual conflict with the rights of others which would, if adversely determined and such adverse determination is reasonably foreseeable, result in a Material Adverse Change.

5.1.15    Security Interests.
          ------------------

               The Liens and security interests granted to the Agent for the benefit of the Banks pursuant to the Patent, Trademark and Copyright Security Agreement, the Pledge Agreement and the Security Agreement in the Collateral (other than the Real Property) constitute and will continue to constitute Prior Security Interests under the Uniform Commercial Code as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. Upon the filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above, taking possession of any stock certificates or other certificates evidencing the Pledged Collateral and recordation of the Patent, Trademark and Copyright Security Agreement in the United States Patent and Trademark Office and United States Copyright Office, as applicable, all such action as is necessary or advisable to establish such rights of the Agent will have been taken, and there will be upon execution and delivery of the Patent, Trademark and Copyright Security Agreement, the Pledge Agreement and the Security Agreement, such filings and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six months prior to each five-year anniversary of the filing of such financing statements. All filing fees and other expenses in connection with each such action have been or will be paid by the Borrower.

5.1.16    Status of the Pledged Collateral.
          --------------------------------

               All the shares of capital stock, Partnership Interests or LLC Interests included in the Pledged Collateral to be pledged pursuant to the Pledge Agreement are or will be upon issuance validly issued and nonassessable and owned beneficially and of record by the pledgor free and clear of any Lien or restriction on transfer, except as otherwise provided by the Pledge Agreement or in Schedule 5.1.16 and except as the right of the Banks to dispose of the
      ---------------
Shares, Partnership Interests or LLC Interests may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws. There are no shareholder, partnership, limited liability company or other agreements or understandings with respect to the shares of capital stock, Partnership Interests or LLC Interests included in the Pledged Collateral except for the partnership and shareholder agreements and limited liability company agreements described on Schedule 5.1.16. The Loan Parties have delivered true and correct
             ---------------
copies of such partnership agreements and limited liability company agreements to the Agent.

5.1.17    Insurance.
          ---------

               Schedule 5.1.17 lists and describes all insurance policies and
               ---------------
other bonds to which any Loan Party or Subsidiary of any Loan Party is a party, all of which are valid and in full force and effect. No notice has been given or claim made and no grounds exist to cancel or avoid any of such policies or bonds or to reduce the coverage provided thereby. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each Loan Party in accordance with prudent business practice in the industry of the Loan Parties.

5.1.18    Compliance With Laws.
          --------------------

               The Loan Parties are in compliance in all material respects with all applicable Laws in all jurisdictions in which any Loan Party is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change.

5.1.19    Material Contracts; Burdensome Restrictions.
          -------------------------------------------

               All material contracts relating to the business operations of each Loan Party, including all employee benefit plans and Labor Contracts, are valid, binding, and enforceable upon such Loan Party and each of the other parties thereto in accordance with their respective terms, and there is no default thereunder, to the Loan Parties' knowledge, with respect to parties other than such Loan Party. None of the Loan Parties is bound by any contractual obligation or subject to any restriction in any organization document or any requirement of Law, which could result in a Material Adverse Change.

5.1.20    Investment Companies; Regulated Entities.
          ----------------------------------------

               None of the Loan Parties is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control." None of the Loan Parties is subject to any other Federal or state statute or regulation limiting its ability to incur Indebtedness for borrowed money.

5.1.21    Plans and Benefit Arrangements.
          ------------------------------
               Except as set forth on Schedule 5.1.21 and except where such
                                      ---------------
event, condition, or action described below would not result in a Material Adverse Change:

               (i) The Borrower and each other member of the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Plans and Multiemployer Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Plan or, to the best knowledge of the Borrower, with respect to any Multiemployer Plan or Multiple Employer Plan, which could result in any material liability of the Borrower or any other member of the ERISA Group. The Borrower and all other members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or a Multiple Employer Plan or any Law pertaining thereto. With respect to each Plan and Multiemployer Plan, the Borrower and each other member of the ERISA Group
(i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC, and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA.

               (ii) To the best of the Borrower's knowledge, each Multiemployer Plan and Multiple Employer Plan is able to pay benefits thereunder when due.

               (iii) Neither the Borrower nor any other member of the ERISA Group has instituted or intends to institute proceedings to terminate any Plan.

               (iv) No event requiring notice to the PBGC under Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan.

               (v) The aggregate actuarial present value of all benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in, and as of the date of, the most recent actuarial report for such Plan, does not exceed the aggregate fair market value of the assets of such Plan.

               (vi) Neither the Borrower nor any other member of the ERISA Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor any other member of the ERISA Group has been notified by any Multiemployer Plan or Multiple Employer Plan that such Multiemployer Plan or Multiple Employer Plan has been terminated within the meaning of Title IV of ERISA and, to the best knowledge of the Borrower, no Multiemployer Plan or Multiple Employer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

               (vii) To the extent that any Benefit Arrangement is insured, the Borrower and all other members of the ERISA Group have paid when due or within a permissible period thereafter all premiums required to be paid for all periods through the Closing Date. To the extent that any Benefit Arrangement is funded other than with insurance, the Borrower and all other members of the ERISA Group have made when due or within a permissible period thereafter all contributions required to be paid for all periods through the Closing Date.

               (viii) All Plans, Benefit Arrangements and Multiemployer Plans have been administered in accordance with their terms and applicable Law.

5.1.22    Employment Matters.
          ------------------

               Each of the Loan Parties is in compliance with the Labor Contracts and all applicable federal, state, and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls, and worker and unemployment compensation, where the failure to comply would constitute a Material Adverse Change. There are no outstanding grievances, arbitration awards, or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling, or other work stoppages or slowdowns at facilities of any of the Loan Parties which in any case would constitute a Material Adverse Change.

5.1.23    Environmental Matters.
          ---------------------

                    Except as disclosed on Schedule 5.1.23 and except where
                                           ---------------
such event, condition, or action described below would not result in a Material Adverse Change:

               (i) None of the Loan Parties has received any Environmental Complaint, whether directed or issued to any Loan Party or relating or pertaining to any prior owner, operator or occupant of the Property, and has no reason to believe that it might receive an Environmental Complaint.

               (ii) No activity of any Loan Party at the Property is being or has been conducted in violation of any Environmental Law or Required Environmental Permit and to the knowledge of any Loan Party no activity of any prior owner, operator or occupant of the Property was conducted in violation of any Environmental Law.

               (iii) There are no Regulated Substances present on, in, under, or emanating from, or to any Loan Party's knowledge emanating to, the Property or any portion thereof which result in Contamination.

               (iv) Each Loan Party has all Required Environmental Permits and all such Required Environmental Permits are in full force and effect.

               (v) Each Loan Party has submitted to an Official Body and/or maintains, as appropriate, all Required Environmental Notices.

               (vi) No structures, improvements, equipment, fixtures, impoundments, pits, lagoons or aboveground or underground storage tanks located on the Property contain or use, except in compliance with Environmental Laws and Required Environmental Permits, Regulated Substances or otherwise are operated or maintained except in compliance with Environmental Laws and Required Environmental Permits. To the knowledge of each Loan Party, no structures, improvements, equipment, fixtures, impoundments, pits, lagoons or aboveground or underground storage tanks of prior owners, operators or occupants of the Property contained or used, except in compliance with Environmental Laws, Regulated Substances or otherwise were operated or maintained by any such prior owner, operator or occupant except in compliance with Environmental Laws.

               (vii) To the knowledge of each Loan Party, no facility or site to which any Loan Party, either directly or indirectly by a third party, has sent Regulated Substances for storage, treatment, disposal or other management has been or is being operated in violation of Environmental Laws or pursuant to Environmental Laws is identified or proposed to be identified on any list of contaminated properties or other properties which pursuant to Environmental Laws are the subject of an investigation, cleanup, removal, remediation or other response action by an Official Body.

               (viii) No portion of the Property is identified or to the knowledge of any Loan Party proposed to be identified on any list of contaminated properties or other properties which pursuant to Environmental Laws are the subject of an investigation or remediation action by an Official Body, nor to the knowledge of any Loan Party is any property adjoining or in the proximity of the Property identified or proposed to be identified on any such list.

               (ix) No portion of the Property constitutes an Environmentally Sensitive Area.

               (x) No lien or other encumbrance authorized by Environmental Laws exists against the Property and none of the Loan Parties has any reason to believe that such a lien or encumbrance may be imposed.

5.1.24    Senior Debt Status.
          ------------------

               The Obligations of each Loan Party under this Agreement, the Guaranty Agreement, and each of the other Loan Documents to which it is a party do rank and will continue to rank senior or at least pari passu in priority of payment with all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Purchase Money Security Interests, capitalized lease interests, or Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Loan Party which secures indebtedness or other obligations of any Person except for Permitted Liens.

5.2  Continuation of Representations; Updates to Schedules.
     -----------------------------------------------------

     The Loan Parties make the representations and warranties in this Section 5 on the date hereof and on the Closing Date and each date thereafter on which a Loan is made or a Letter of Credit is issued as provided in and subject to Sections 6.1 and 6.2. Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, the Borrower shall promptly provide the Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same; provided, however, that no Schedule shall be deemed to
                        --------
have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless either (a) such revised schedule represents a change in facts or circumstances that is not prohibited by the terms hereof or does not constitute an Event of Default, or (b) the Required Banks, in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule.

6.   CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT
     -------------------------------------------------------

     The obligation of each Bank to make Loans and of the Agent to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

6.1  First Loans and Letters of Credit.
     ---------------------------------

     On or before the date of the first Loan made or first Letter of Credit issued hereunder (the "Initial Credit Date"):

6.1.1     Representations and Warranties True; No Event of Default.
          --------------------------------------------------------

               The representations and warranties of each of the Loan Parties contained in Section 5.1 and in each of the other Loan Documents shall be true and accurate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist.

6.1.2     Secretary's Certificate.
          -----------------------

               There shall be delivered to the Agent for the benefit of each Bank a certificate dated on or after the date hereof, but no later than the Closing Date, and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

               (i) all action required hereby has been taken by each Loan Party in connection with this Agreement and the other Loan Documents;

               (ii) the names of the officer or officers authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Agreement and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

               (iii) copies of its organizational documents, including its certificate of incorporation, and bylaws, as in effect on the Closing Date certified, to the extent applicable, by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party that is a material operating company in each state where organized or qualified to do business.

6.1.3     Delivery of Loan Documents.
          --------------------------

               The Patent, Trademark and Copyright Security Agreement, Notes, Pledge Agreement, Security Agreement, Intercompany Subordination Agreement, Security Agreement, Guaranty Agreement and this Agreement acceptable to Agent and Documentation Agent shall have been duly executed and delivered to the Agent for the benefit of the Banks, together with all appropriate financing statements and appropriate stock powers and stock and similar certificates evidencing the Subsidiary Shares, the Partnership Interests and the LLC Interests; provided, however, that no Loan Documents shall require PCI to guaranty or secure any of the obligations of the Loan Parties hereunder and no Loan Document shall require the pledge of any shares of stock of PCI.

6.1.4     Opinion of Counsel.
          ------------------

               There shall be delivered to the Agent for the benefit of each Bank a written opinion of Alston & Bird LLP, counsel for the Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Agent), dated on or after the date hereof, but no later than the Closing Date, and in form and substance satisfactory to the Agent and its counsel.

6.1.5     Legal Details.
          -------------

               All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Agent and counsel for the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request. All Loan Documents shall be in form and substance satisfactory to the Agent.

6.1.6     Payment of Fees.
          ---------------

               The Borrower shall have paid or caused to be paid to the Agent for itself and for the account of the Banks to the extent not previously paid all fees accrued through the Initial Credit Date, and the costs and expenses for which the Agent and the Banks are entitled to be reimbursed.

6.1.7     Consents.
          --------

               All material consents required to effectuate the transactions contemplated hereby as set forth on Schedule 5.1.12 shall have been obtained.
                                    ---------------

6.1.8     No Material Adverse Change.
          --------------------------

               Since June 30, 2000, no Material Adverse Change has occurred.

6.1.9     No Violation of Laws.
          --------------------

               The making of the Loans and the issuance of the Letters of Credit shall not contravene any Law applicable to any Loan Party or any of the Banks.

6.1.10    No Actions or Proceedings.
          -------------------------

               No action, proceeding, investigation, regulation, or legislation shall have been instituted, threatened, or proposed before any court, governmental agency, or legislative body to enjoin, restrain, or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

6.1.11    Insurance Policies; Certificates of Insurance; Endorsements.
          -----------------------------------------------------------

               The Loan Parties shall have delivered evidence acceptable to the Agent that adequate insurance in compliance with Section 7.1.3 is in full force and effect and that all premiums then due thereon have been paid, together with a certified copy of each Loan Party's casualty insurance policy or policies evidencing coverage satisfactory to the Agent, with additional insured, mortgagee and lender loss payable special endorsements attached thereto in form and substance satisfactory to the Agent and its counsel naming the Agent as additional insured, mortgagee and lender loss payee.

6.1.12    Landlord's Waiver.
          -----------------

               The Loan Parties (other than PCI) shall endeavor to deliver an executed Landlord's Waiver in substantially the form of Exhibit 6.1.12 from the
                                                        --------------
lessor for each domestic leased location listed on Schedule 6.1.12, but only to the extent that any such location contains a significant portion of the Collateral.

6.2  Each Additional Loan or Letter of Credit.
     ----------------------------------------

     At the time of making any Loans or issuing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit, the representations and warranties of the Loan Parties contained in Section 5.1 and in the other Loan Documents shall be true on and as of the date of such additional Loan or Letter of Credit with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuance of such Letter of Credit shall not contravene any Law applicable to any Loan Party or any of the Banks; and the Borrower shall have delivered to the Agent a duly executed and completed Loan Request or application for a Letter of Credit, as the case may be.

7.   COVENANTS
     ---------

7.1  Affirmative Covenants.
     ---------------------

     The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations, and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations, and termination of the Commitments, the Loan Parties shall comply at all times with the following affirmative covenants:

7.1.1     Preservation of Existence, Etc.
          -------------------------------

               Each Loan Party shall maintain its legal existence as a corporation, limited partnership, or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except where a failure to do so would not result in a Material Adverse Change or as otherwise expressly permitted in Section 7.2.6.

7.1.2     Payment of Liabilities, Including Taxes, Etc.
          ---------------------------------------------

               Each Loan Party shall duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments, and governmental charges upon it or any of its properties, assets, income, or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments, or charges are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of any Loan Party, provided that the Loan Parties will pay all such
                             --------
liabilities forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.

7.1.3     Maintenance of Insurance.
          -------------------------

               Each Loan Party shall, and shall cause each of its Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers' compensation, public liability and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary, all as reasonably determined by the Agent. At the request of the Agent, the Loan Parties shall deliver to the Agent and each of the Banks (x) on the Initial Credit Date and annually thereafter an original certificate of insurance signed by the Loan Parties' independent insurance broker describing and certifying as to the existence of the insurance on the Collateral required to be maintained by this Agreement and the other Loan Documents, together with a copy of the endorsement described in the next sentence attached to such certificate and (y) from time to time a summary schedule indicating all insurance then in force with respect to each of the Loan Parties. Such policies of insurance shall contain special endorsements, in form and substance acceptable to the Agent, which shall (i) specify the Agent as an additional insured and lender loss payee as its interests may appear, with the understanding that any obligation imposed upon the insured (including the liability to pay premiums) shall be the sole obligation of the applicable Loan Parties and not that of the insured, (ii) provide that the interest of the Banks shall be insured regardless of any breach or violation by the applicable Loan Parties of any warranties, declarations or conditions contained in such policies or any action or inaction of the applicable Loan Parties or others insured under such policies, (iii) provide a waiver of any right of the insurers to set off or counterclaim or any other deduction, whether by attachment or otherwise, (iv) provide that any and all rights of subrogation which the insurers may have or acquire shall be, at all times and in all respects, junior and subordinate to the prior payment in full of the Indebtedness hereunder and that no insurer shall exercise or assert any right of subrogation until such time as the Indebtedness hereunder has been paid in full and the Commitments have terminated, (v) provide, except in the case of public liability insurance and workmen's compensation insurance, that all insurance proceeds for losses to assets of less than $5,000,000 shall be adjusted with and payable to the applicable Loan Parties and that all insurance proceeds for losses to assets of $5,000,000 or more shall be adjusted by Borrower with the consent of Agent (such consent not to be unreasonably withheld) unless there then exists an Event of Default in which case such losses shall be adjusted by Agent and, in all cases all such losses of $5,000,000 or more shall be payable to the Agent, (vi) include effective waivers by the insurer of all claims for insurance premiums against the Agent, (vii) provide that no cancellation of such policies for any reason (including non-payment of premium) nor any change therein shall be effective until at least thirty (30) days after receipt by the Agent of written notice of such cancellation or change, (viii) be primary without right of contribution of any other insurance carried by or on behalf of any additional insureds with respect to their respective interests in the Collateral, and (ix) provide that inasmuch as the policy covers more than one insured, all terms, conditions, insuring agreements and endorsements (except limits of liability) shall operate as if there were a separate policy covering each insured. The applicable Loan Parties shall notify the Agent promptly of any occurrence causing a material loss or decline in value of the Collateral and the estimated (or actual, if available) amount of such loss or decline. Any monies received by the Agent constituting insurance proceeds may, at the option of the Agent, (i) be applied by the Agent to the payment of the Loans (with a corresponding reduction of the Commitments) in such manner as the Agent may reasonably determine, or (ii) be disbursed to the applicable Loan Parties on such terms as are deemed appropriate by the Agent for the repair, restoration and/or replacement of property in respect of which such proceeds were received and, in which case, the Commitments shall not be reduced.

7.1.4     Maintenance of Properties and Leases.
          ------------------------------------

               Each Loan Party shall maintain in good repair, working order, and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and from time to time, such Loan Party will make or cause to be made all appropriate repairs, renewals, or replacements thereof, except where a failure to do so would not result in a Material Adverse Change.

7.1.5     Maintenance of Patents, Trademarks, Etc.
          ----------------------------------------

               Each Loan Party shall maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits, and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

7.1.6     Visitation Rights.
          -----------------

               Each Loan Party shall permit any of the officers or authorized employees or representatives of the Agent or any of the Banks to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances, and accounts with its officers, all in such detail and at such times and as often as any of the Banks or Agent may reasonably request, provided that each Bank shall provide the
                                 --------
Borrower and the Agent with reasonable notice prior to any visit or inspection. In the event any Bank desires to conduct an audit of any Loan Party, such Bank shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Agent.

7.1.7     Keeping of Records and Books of Account.
          ---------------------------------------

               Each Loan Party shall, and shall cause each Subsidiary of any Loan Party to, maintain and keep proper books of record and account which enable the Borrower and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrower, and in which full, true, and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

7.1.8     Plans and Benefit Arrangements.
          ------------------------------

               The Borrower shall, and shall cause each other member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and Benefit Arrangements except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change. Without limiting the generality of the foregoing, the Borrower shall cause all of its Plans and all Plans maintained by any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the ERISA Group to make, in a timely manner, all contributions due to Plans, Benefit Arrangements, and Multiemployer Plans.

7.1.9     Compliance With Laws.
          --------------------

               Each Loan Party shall comply with all applicable Laws, including all Environmental Laws, in all respects, provided that it shall not be deemed to
                                         --------
be a violation of this Section 7.1.9 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities, or injunctive relief which in the aggregate would constitute a Material Adverse Change.

7.1.10    Further Assurances.
          ------------------

               Each Loan Party shall, from time to time, at its expense, faithfully preserve and protect the Agent's Lien on and Prior Security Interest in the Collateral as a continuing first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Agent in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral.

7.1.11    Subordination of Intercompany Loans.
          -----------------------------------

               Each Loan Party shall cause any intercompany Indebtedness, loans or advances owed by any Loan Party to any other Loan Party to be subordinated pursuant to the terms of the Intercompany Subordination Agreement.

7.1.12    Landlord's Waivers.
          ------------------

               To the extent any required Landlord's Waivers have not been received prior to the Closing Date, the Loan Parties shall continue to endeavor for a reasonable period of time subsequent to the Closing Date, to deliver and executed Landlord's Waiver in substantially the form of Exhibit 6.1.12 from the
                                                        --------------
lessor for each domestic leased location listed on Schedule A to the Security Agreement, but only to the extent that any such location contains material Collateral.

7.2  Negative Covenants.
     ------------------

     The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations, and Letter of Credit Borrowings and interest thereon and the expiration or termination of all Letters of Credit and satisfaction of all of the Loan Parties' other Obligations and termination of the Commitments, the Loan Parties shall comply with the following negative covenants:

7.2.1     Indebtedness.
          ------------

               The Loan Parties and all other Subsidiaries of the Loan Parties shall not at any time create, incur, assume, permit, or suffer to exist any Indebtedness, except the following ("Permitted Indebtedness"):

               (i)   Indebtedness under the Loan Documents;

               (ii) Indebtedness of any Xpedite Companies to any PTEK Companies, provided that all such Indebtedness is subject to the Intercompany Subordination Agreement;

               (iii) (A) Indebtedness of any PTEK Company to any Xpedite Company, (B) Indebtedness of any Xpedite Company arising out of one or more Guaranties given by any Xpedite Company for the benefit of any PTEK Company, and
(C) Indebtedness of any Xpedite Company arising out of one or more letters of credit (including Letters of Credit hereunder) or surety bonds issued for the account of Xpedite or any other Xpedite Company and for the benefit of any PTEK Company; provided that the aggregate amount at any one time outstanding of all such Indebtedness described in the immediately preceding Clauses (A), (B), and
(C), minus the aggregate amount of In debtedness then owing by Xpedite Companies to PTEK Companies does not exceed $40,000,000; and provided further that all Indebtedness of any PTEK Company to any Xpedite Company is subject to the Intercompany Subordination Agreement;

               (iv)   Any existing Indebtedness as set forth on Schedule 7.2.1
                                                                --------------
(including any extensions, refinancings, or renewals thereof), provided there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on Schedule 7.2.1;
                                      --------------

               (v) Indebtedness incurred after the date hereof arising from any lease or similar transaction (including capitalized leases, synthetic leases, sales/leasebacks, and conditional sales agreements) having the commercial effect of a borrowing of money or secured by Purchase Money Security Interests, provided that the aggregate of all such Indebtedness of the Loan
           --------
Parties from all such sources does not exceed at any time $15,000,000;

               (vi) Indebtedness of any Xpedite Company to any one or more other Xpedite Companies, and Indebtedness of any PTEK Company to any one or more other PTEK Companies, provided that in each instance all such Indebtedness is at all times subject to the Intercompany Subordination Agreement;

               (vii) Indebtedness incurred in or assumed for Permitted Acquisitions in accordance with Section 7.2.6, provided that the aggregate
                                               --------
amount of such Indebtedness does not exceed $15,000,000 in any twelve (12) consecutive month period after the date hereof minus the aggregate amount of Consideration paid for all Permitted Acquisitions in any twelve (12) consecutive month period;

               (viii) Guaranties by any PTEK Company of any Indebtedness or other obligation of any other PTEK Company or any Xpedite Company permitted under this Agreement, and Indebtedness incurred by any PTEK Company to finance those Permitted Investments described at Clause (vii) of the definition thereof, and Guaranties given by and letters of credit issued on behalf of any of the PTEK Companies in support of those Permitted Investments described at Clause
(vii) of the definition thereof; and

               (ix)   [Reserved]

               (x) Subject to Section 7.2.24, any other Indebtedness of the Loan Parties not described by any of the foregoing Clauses (i) through (viii) in an aggregate amount at any time not in excess of $5,000,000.

7.2.2     Liens.
          -----

               None of the Loan Parties and no other Subsidiary of a Loan Party shall at any time create, incur, assume, permit, or suffer to exist any Lien on any Property or assets, tangible or intangible, now owned or hereafter acquired by any Loan Party, or agree or become liable to do so, except Permitted Liens.

7.2.3     Guaranties.
          ----------

               Other than existing Guaranties set forth on Schedule 7.2.1, none of the Loan Parties and no other Subsidiary of a Loan Party shall, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guaranty, become surety for, endorse or otherwise become or remain directly or contingently liable upon or with respect to any obligation or liability of any Person, except to the extent permitted by
Section 7.2.1(iii) or Section 7.2.1(viii).

7.2.4     Loans and Investments.
          ---------------------

               None of the Loan Parties and no other Subsidiary of a Loan Party shall, at any time, make or suffer to remain outstanding any loan or advance to, or purchase, acquire, or own any stock, bonds, notes, or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to, any other Person, or agree, become or remain liable to do any of the foregoing, except:

               (i) trade credit extended on usual and customary terms in the ordinary course of business;

               (ii) loans and advances to employees of any Loan Party outstanding on the date hereof and any renewals or extensions thereof, provided there is no increase in the amount, or other significant change in the terms, thereof;

               (iii) Permitted Investments; and

               (iv)  Permitted Acquisitions.

7.2.5     Restricted Payments.
          -------------------

7.2.5.1 The Xpedite Companies shall not, and shall not permit any of their respective Subsidiaries to, make, pay, transfer or provide, or agree to become or remain liable to make, pay, transfer or provide, to any of the PTEK Companies or any of their respective Subsidiaries or to any other Person owning any of the stock or other ownership interests of any Xpedite Company any of the following (collectively, "Restricted Payments"): (i) any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests or limited liability company interests on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests, (ii) any management, servicing, or similar fees, or (iii) any forgiveness of any Indebtedness (regardless how such forgiveness is characterized); provided, however, that Borrower may make any such Restricted Payments to any of the PTEK Companies in an aggregate amount not in excess of $10,000,000 in any twelve month period (with the first twelve month period commencing as of the date hereof).

7.2.5.2 Prior to making any one or more Restricted Payments, loans, advances, or other transfers of funds or value by any one or more Xpedite Companies to any one or more PTEK Companies which alone or in any related series of transactions or in any consecutive thirty day period exceeds $5,000,000 in the aggregate, Borrower shall demonstrate that it shall be in compliance with Section 7.2.22, after giving effect to all such Restricted Payment(s), loans, advances, or other transfers by delivering at least five (5) Business Days prior thereto a certificate in the form of Exhibit 7.2.6 evidencing such compliance.
                           -------------

7.2.6     Liquidations, Mergers, Consolidations, Acquisitions.
          ---------------------------------------------------

               None of the Xpedite Companies and no other Subsidiary of a Xpedite Company shall dissolve, liquidate, or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease, or otherwise all or substantially all of the assets or capital stock of any other Person, except:

                         (1) any Subsidiary of Borrower may consolidate or merge
into a Xpedite Company and any Xpedite Company (other than Borrower) may consolidate or merge with any PTEK Company, provided that the survivor of such merger or consolidation shall be the Xpedite Company, and

                         (2) any Xpedite Company may acquire, whether by
purchase or by merger, (A) all of the ownership interests of a Person who is not a Loan Party or (B) substantially all the assets of a Person who is not a Loan Party or of a business or division of a Person who is not a Loan Party (each a "Permitted Acquisition"), provided that each of the following requirements is met:

               (i) if the Xpedite Company is acquiring the ownership interests in such Person, such Person shall execute a Guarantor Joinder and join this Agreement as a Guarantor pursuant to Section 10.18 on or before the date of such Permitted Acquisition;

               (ii) the Xpedite Company, such Person, and its owners, as applicable, shall grant Liens in the assets of or acquired from and stock or other ownership interests in such Person and otherwise comply with Section 10.18 on or before the date of such Permitted Acquisition and join this Agreement as a Guarantor in the manner set forth in Section 10.18 on or before the date of such Permitted Acquisition;

               (iii) the board of directors or other equivalent governing body of such Person shall have approved such Permitted Acquisition or such Permitted Acquisition shall otherwise be consensual and, if the Xpedite Company or any other Loan Party shall use any portion of the Loans to fund such Permitted Acquisition, the Xpedite Company also shall have delivered to the Banks written evidence of the approval of the board of directors (or equivalent body) of such Person for such Permitted Acquisition or written evidence otherwise demonstrating to Agent's satisfaction that such Permitted Acquisition is consensual;

               (iv) the Xpedite Company shall be the surviving Person in the event of a merger or consolidation and no change of control shall occur with respect to the Xpedite Company and, as appropriate, the Xpedite Company shall assume all Obligations in writing; and the business acquired, or the business conducted by the Person whose ownership interests are being acquired, as applicable, shall be substantially the same as one or more line or lines of business conducted by the Xpedite Companies or shall be reasonably related thereto or shall be in furtherance thereof, and shall comply with Section 7.2.13;

               (v) no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Permitted Acquisition;

               (vi) no Liens or Indebtedness other than Permitted Liens or Permitted Indebtedness shall result from such merger, consolidation or acquisition and the Borrower shall demonstrate that it and

PTEK shall be and would have been in compliance with the covenants contained in Sections 7.2.18, 7.2.19, 7.2.20, 7.2.21, 7.2.22 and 7.2.23, for the four fiscal quarters covered thereby (as applicable) after giving effect to such Permitted Acquisition (including in such computations Indebtedness or other liabilities assumed or incurred in connection with such Permitted Acquisition and including income earned or expenses incurred by the Person, business, or assets to be acquired for the most recent four fiscal quarters ending prior to the date of such Permitted Acquisition) by delivering at least five (5) Business Days prior to such Permitted Acquisition a certificate in the form of Exhibit 7.2.6
                                                           -------------
evidencing such compliance; and

               (vii) the Consideration paid by the Loan Parties for all Permitted Acquisitions made during any consecutive twelve month period after the Closing Date shall not exceed $15,000,000.

               (viii) in connection with any Permitted Acquisition, Borrower shall provide to Agent upon its request such further documents and take such further actions as Agent shall reasonably request in connection with providing information pertaining to a proposed Permitted Acquisition at least five (5) days prior to such proposed Permitted Acquisition.

7.2.7     Dispositions of Assets or Subsidiaries.
          --------------------------------------

               None of the Loan Parties and no other Subsidiary of a Loan Party shall sell, convey, assign, lease, abandon, or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets (in excess of $1,000,000 in aggregate book value in any twelve consecutive month period commencing with the date hereof), tangible or intangible (including sale, assignment, discount, or other disposition of accounts, contract rights, chattel paper, equipment, or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests, or limited liability company interests of a Loan Party), except:

               (i) transactions involving the sale or lease of inventory in the ordinary course of business;

               (ii) any sale, transfer, or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party's or such Subsidiary's business;

               (iii) any sale, transfer, or lease of assets by any Xpedite Company to any other Xpedite Company and any sale, transfer, or lease of assets by any PTEK Company to any other PTEK Company;

               (iv) any sale, transfer, or lease of assets in the ordinary course of business which are replaced by comparable substitute assets acquired or leased within one (1) year before or after the date of dispossession, provided such substitute assets are subject to the Banks' Prior Security
--------
Interest;

               (v) any sale or transfer by any PTEK Company of its ownership interests in those Permitted Investments described at Clause (vii) of the definition of such term;

               (vi) any sale, transfer, or lease of the assets of any Loan Party made in connection with a sale/leaseback or other lease financing of equipment; or

               (vii) subject to Section 7.2.24, other sales of assets of PTEK Companies, including shares of capital stock of PTEK Companies (other than PTEK), in an amount not to exceed $5,000,000 in the aggregate in any twelve consecutive month period commencing as of the date hereof.

7.2.8     Affiliate Transactions.
          ----------------------

               None of the Loan Parties and no other Subsidiary of a Loan Party shall enter into or carry out any transaction (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) unless such transaction is not prohibited by this Agreement and is entered into in the ordinary course of business upon terms that are fair and reasonable and at arm's length with respect to each Loan Party and under conditions which are fully disclosed to the Agent and in accordance with all applicable Law, including those on Schedule 7.2.8.
                                   --------------

7.2.9     [Reserved.]

7.2.10    Negative Pledges.
          ----------------

               Each of the Loan Parties covenants and agrees that it shall not enter into any agreement with any Person which prohibits any of the Loan Parties from granting any Liens to the Agent or the Banks other than shareholder or other similar agreements which in each instance pertain to solely those Permitted Investments described at Clauses (vii) and (ix) of the definition of such term.

7.2.11    Agreements Restricting Dividends; Restricted Payments.
          -----------------------------------------------------

               Except for the agreements and covenants contained herein: (i) each of the Subsidiaries of Borrower covenants and agrees that it shall not enter into any agreement with any Person which restricts any such Subsidiary's right to pay dividends or other distributions to any of the other Xpedite Companies, and (ii) each of the Loan Parties covenants and agrees that it shall not enter into any agreement with any Person which restricts any such Loan Party's right to repay intercompany loans from any Loan Party to any other Loan Party.

7.2.12    Subsidiaries, Partnerships, and Joint Ventures.
          ----------------------------------------------

               (a) None of the Loan Parties shall own or create directly or indirectly any one or more Material Subsidiaries other than (i) any Subsidiary which has joined this Agreement as a Guarantor on the date hereof, and (ii) any Material Subsidiary formed after the date hereof which joins this Agreement as a Guarantor pursuant to Section 10.18 provided that such Subsidiary and the Loan Parties, as applicable, shall grant and cause to be perfected first priority Liens to the Agent for the benefit of the Banks in the assets held by, and stock of or other ownership interests in, such Subsidiary; except that no Subsidiary of a Loan Party shall be required to join this Agreement as a Guarantor pursuant to the terms of this Section (i) if such Subsidiary is organized under the Laws of a country (or a political subdivision of any such country) other than the United States or (ii) if such Subsidiary is not a Material Subsidiary; provided that any Subsidiary which is not a Material Subsidiary when it is created or acquired, but subsequently becomes a Material Subsidiary is required to join this Agreement as a Guarantor and provided further that 65% of the ownership interest of any Material Subsidiary that is organized under the Laws of a country (or a political subdivision of any such country) other than the United States shall be pledged to the Agent for the benefit of the Banks.

               (b) Subject to Section 7.2.24, except for Permitted Investments made by the PTEK Companies in accordance with Clauses (vii) and (ix) of the definition of Permitted Investments, each of the Loan Parties shall not become or agree to (1) become a general or limited partner in any general or limited partnership, except that the Loan Parties may be general or limited partners in other Loan Parties, (2) become a member or manager of, or hold a limited liability company interest in, a limited liability company, except that the Loan Parties may be members or managers of, or hold limited liability company interests in, other Loan Parties, or (3) become a joint venturer or hold a joint venture interest in any joint venture; provided, however, that a Loan Party may become such general or limited partner or member or manager of a limited liability company or joint venturer if the aggregate exposure of the Loan Parties to the Indebtedness, obligations, and liabilities of all such partnerships, companies, and ventures does not exceed $5,000,000 at any one time.

7.2.13    Continuation of or Change in Business.
          -------------------------------------

               None of the Loan Parties shall engage in any business other than that which they currently conduct, and other activities reasonably incidental thereto or which are in furtherance thereof or supplemental thereto.

7.2.14    Plans and Benefit Arrangements.
          ------------------------------

               Each of the Loan Parties and each other Subsidiary of a Loan Party shall not, and shall not permit any of its Subsidiaries to:

               (i) fail to satisfy the minimum funding requirements of ERISA and the Internal Revenue Code with respect to any Plan;

               (ii) request a minimum funding waiver from the Internal Revenue Service with respect to any Plan;

               (iii) engage in a Prohibited Transaction with any Plan, Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of circumstances resulting in liability under ERISA, would constitute a Material Adverse Change;

               (iv) permit the aggregate actuarial present value of all benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in the most recent actuarial report completed with respect to such Plan, to exceed, as of any actuarial valuation date, the fair market value of the assets of such Plan;

               (v) fail to make when due any contribution to any Multiemployer Plan that the Borrower or any member of the ERISA Group may be required to make under any agreement relating to such Multiemployer Plan, or any Law pertaining thereto;

               (vi) withdraw (completely or partially) from any Multiemployer Plan or withdraw (or be deemed under Section 4062(e) of ERISA to withdraw) from any Multiple Employer Plan, where any such withdrawal is likely to result in a material liability of the Borrower or any member of the ERISA Group;

               (vii) terminate, or institute proceedings to terminate, any Plan, where such termination is likely to result in a material liability to the Borrower or any member of the ERISA Group;

               (viii) make any amendment to any Plan with respect to which security is required under Section 307 of ERISA; or

               (ix) fail to give any and all notices and make all disclosures and governmental filings required under ERISA or the Internal Revenue Code,

               (x) where, in each of Clauses (i) through (ix) directly above, such action, withdrawal, termination, or failure is likely to result in a Material Adverse Change.

7.2.15    Fiscal Year.
          -----------

               The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, change its fiscal year from the twelve-month period beginning January 1 and ending December 31.

7.2.16    Issuance of Stock.
          -----------------

               The Borrower shall not, and shall not permit any of its Subsidiaries to, issue any additional shares of its capital stock or other ownership interests or any options, warrants or other rights in respect thereof other than to any Loan Party.

7.2.17    Changes in Organizational Documents.
          -----------------------------------

               Each of the Loan Parties shall not amend in any respect its certificate or articles of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents in any manner which reasonably could be anticipated to threaten the likelihood of repayment of the Obligations or impair the interests of the Agent or the Banks in the Collateral without providing at least thirty (30) calendar days' prior written notice to the Agent and the Banks and, in the event such change would be adverse to the Banks as determined by the Agent in its sole discretion, obtaining the prior written consent of the Required Banks.

7.2.18    Capital Expenditures.
          --------------------

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make capital expenditures in excess of $50,000,000 in the aggregate for all Loan Parties and their respective Subsidiaries in any consecutive twelve month period, and all such expenditures shall be made under usual and customary terms and in the ordinary course of business.

7.2.19    Maximum Debt to Consolidated Cash Flow Ratio of Borrower.
          --------------------------------------------------------

               Borrower shall not permit the ratio of Consolidated Total Indebtedness of the Borrower and its Subsidiaries to Consolidated Cash Flow of the Borrower and its Subsidiaries, calculated as of the end of each calendar month for the immediately preceding twelve calendar month period then ended (subject, however, to the next paragraph) to be greater than 0.80 to 1.0.

               For purposes of the above calculation for months ending on or before December 31, 2000, Consolidated Cash Flow of the Borrower and its Subsidiaries shall be calculated by dividing the Consolidated Cash Flow of the Borrower and its Subsidiaries for the period commencing January 1, 2000, through the calendar month just ended by the number of calendar months elapsed since January 1,

2000, through the calendar month just ended and then multiplying such result by
12. After December 31, 2000, Consolidated Cash Flow of the Borrower and its Subsidiaries shall be calculated on a rolling twelve calendar month basis.

7.2.20    Maximum Debt to Consolidated Cash Flow of Parent.
          ------------------------------------------------

               PTEK shall not permit the ratio of Consolidated Total Indebtedness of PTEK and its Subsidiaries to Consolidated Cash Flow of PTEK and its Subsidiaries, calculated as of the end of each calendar month for the immediately preceding twelve calendar month period then ended (subject, however, to the next paragraph) to be greater than 6.0 to 1.0.

               For purposes of the above calculation for months ending on or before December 31, 2000, Consolidated Cash Flow of PTEK and its Subsidiaries shall be calculated by dividing the Consolidated Cash Flow of PTEK and its Subsidiaries for the period commencing January 1, 2000, through the calendar month just ended by the number of calendar months elapsed since January 1, 2000, through the calendar month just ended and then multiplying such result by 12. After December 31, 2000, Consolidated Cash Flow of PTEK and its Subsidiaries shall be calculated on a rolling twelve calendar month basis.

7.2.21    Maximum Modified Leverage Ratio of Parent.
          -----------------------------------------

               PTEK shall not at any time permit the ratio of Consolidated Total Indebtedness of PTEK and its Subsidiaries to the sum of shareholder's equity of PTEK and its Subsidiaries plus Consolidated Total Indebtedness of PTEK and its Subsidiaries, calculated at any time, to exceed 0.50 to 1.0.

7.2.22    Minimum Net Worth of Borrower.
          -----------------------------

               The Borrower shall not at any time permit Consolidated Net Worth of Xpedite and its Subsidiaries to be less than Base Net Worth.

7.2.23    Minimum Interest Coverage Ratio of Borrower.
          -------------------------------------------

               Borrower shall not permit the ratio of Consolidated Cash Flow of Borrower and its Subsidiaries to consolidated interest expense of the Borrower and its Subsidiaries, calculated as of the end of each calendar month for the immediately preceding twelve calendar month period then ended (subject, however, to the next paragraph) to be less than 5.0 to 1.0.

               For purposes of the above calculation for months ending on or before December 31, 2000, Consolidated Cash Flow and consolidated interest expense of Borrower and its Subsidiaries shall be respectively calculated by dividing the Consolidated Cash Flow and consolidated interest expense of Borrower and its Subsidiaries for the period commencing January 1, 2000, through the calendar month just ended by the number of calendar months elapsed since January 1, 2000, through the calendar month just ended and then multiplying such result by 12. After December 31, 2000, Consolidated Cash Flow and consolidated interest expense of Borrower and its Subsidiaries shall be calculated on a rolling twelve calendar month basis.

7.2.24    Limitation on Indebtedness, Expenditures Etc..
          ---------------------------------------------

               Notwithstanding anything to the contrary contained in Sections 7.2.1(v), 7.2.1(vii), 7.2.1(x), 7.2.7(vii), 7.2.12, and clauses (xi) and (xii)
of the definition of Permitted Investments and clause (x) of the definition of Permitted Liens, the aggregate amount that can be expended, incurred, assumed, loaned, advanced, secured, invested, or sold, as the case may be, by the Loan Parties and all other Subsidiaries of the Loan Parties under such provisions, shall not exceed the Discretionary Basket.

7.3  Reporting Requirements.
     ----------------------

     The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations, and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and under the other Loan Documents and termination of the Commitments, the Loan Parties will furnish or cause to be furnished to the Agent and each of the
Banks:

7.3.1     Quarterly Financial Statements.
          ------------------------------

               As soon as available and in any event within forty-five (45) calendar days after the end of each of the first three fiscal quarters in each fiscal year: financial statements of the Borrower and its Subsidiaries and of PTEK and its Subsidiaries, consisting of consolidated balance sheets as of the end of such fiscal quarter and related consolidated statements of income, stockholders' equity, and cash flows, together with calculations setting forth in comparative form the actual results for the fiscal quarter then ended and the fiscal year through that date against those of the prior year through such quarter and against the projected budget for such quarter and year-to-date respectively of Borrower and its Subsidiaries and of PTEK and its Subsidiaries (alternatively, for PTEK, its quarterly 10-Q as filed with the Securities and Exchange Commission may be substituted for the financial statements required by the foregoing portion of this Section 7.3.1), all as of the end of such fiscal quarter for the fiscal quarter then ended and the fiscal year through that date, and all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President, Chief Financial Officer, Treasurer, or Controller respectively of the Borrower and PTEK as having been prepared in accordance with GAAP, consistently applied.

7.3.2     Annual Financial Statements.
          ---------------------------

               As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower and PTEK: financial statements of the Borrower and its Subsidiaries and of PTEK and its Subsidiaries, consisting of consolidated balance sheets for each as of the end of such fiscal year and related consolidated statements of income, stockholder's equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year (alternatively, for PTEK, its annual 10-K as filed with the Securities and Exchange Commission may be substituted for the financial statements required by the foregoing portion of this Section 7.3.2) and, with respect to the financial statements of PTEK and its Subsidiaries, certified by independent certified public accountants of nationally recognized standing satisfactory to the Agent. Each such certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition, or contingency which would materially impair the prospect of payment or performance of any covenant, agreement, or duty of any Loan Party under any of the Loan Documents. The Loan Parties shall deliver with such financial statements and certification by their accountants a letter of such accountants to the Agent and the Banks substantially (i) to the effect that, based upon their ordinary and customary examination of the affairs of PTEK and its Subsidiaries, performed in connection with the preparation of such consolidated financial statements, and in accordance with generally accepted auditing standards, they are not aware of the existence of any condition or event which constitutes an Event of Default or Potential Default under Sections 7.2.19 through 7.2.23 or, if they are aware of such condition or event, stating the nature thereof and confirming the Borrower's calculations with respect to the certificate to be delivered pursuant to Section 7.3.3 with respect to such financial statements and (ii) to the effect that the Banks are intended to rely upon such accountant's certification of the annual financial statements and that such accountants authorize the Loan Parties to deliver such reports and certificate to the Banks on such accountants' behalf.

7.3.3     Certificate of the Borrower and PTEK.
          ------------------------------------

               As soon as available and in any event within thirty (30) calendar days after the end of each calendar month, a certificate of the Borrower and PTEK signed by the Chief Executive Officer, President, Chief Financial Officer, Treasurer, or Controller of each, in the form of Exhibit 7.3.3, to the effect
                                                 -------------
that, except as described pursuant to Section 7.3.4, (i) the representations and warranties of the Borrower and other Loan Parties contained in Section 5.1 and in the other Loan Documents are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time) and the Loan Parties have performed and complied with all covenants and conditions hereof, (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate, and (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in Sections 7.2.18 through 7.2.23.

7.3.4     Notice of Default.
          -----------------

               Promptly after any officer of any Loan Party has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by the Chief Executive Officer, President, Chief Financial Officer, Treasurer, of Controller of such Loan Party setting forth the details of such Event of Default or Potential Default and the action which such Loan Party proposes to take with respect thereto.

7.3.5     Notice of Litigation.
          --------------------

               Promptly after the commencement thereof, notice of all actions, suits, proceedings, or investigations before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party, involving a claim or series of claims in excess of $5,000,000 or which if adversely determined would constitute a Material Adverse Change.

7.3.6     Intentionally Omitted.
          ---------------------

7.3.7     Certain Events.
          --------------

               Written notice to the Agent:

          (i) at least ten (10) calendar days prior thereto, with respect to any proposed sale or transfer of assets pursuant to Section 7.2.7(iv) or,

          (ii) within the time limits set forth in Section 7.2.17, any amendment to the organizational documents of any Loan Party; and

          (iii) at least twenty (20) calendar days prior thereto, with respect to any change in any Loan Party's locations from the locations set forth in Schedule A to the Security Agreement.

7.3.8   Budgets, Forecasts, Other Reports, and Information.
        --------------------------------------------------

          (i) Borrower shall provide the annual budgets and forecasts, as prepared in a manner consistent with past practices, of the Borrower, the Parent and the other Loan Parties, to be supplied not later than ninety (90) days after the commencement of each fiscal year.

          Promptly upon their becoming available to the Borrower or Parent, Borrower shall provide to the Agent and each of the Banks:

          (ii) excerpts of management letters submitted to Borrower or Parent by independent accountants in connection with any annual, interim, or special audit,

          (iii) any reports, notices, or proxy statements generally distributed by the Borrower or Parent to its stockholders on a date no later than the date supplied to such stockholders,

          (iv) regular or periodic reports, including Forms 10-K, 10-Q, and material 8-K, registration statements and prospectuses, filed by the Borrower or Parent with the SEC,

          (v) a copy of any order in any proceeding to which the Borrower, the Parent or any of their respective Subsidiaries is a party issued by any Official Body to the extent such order may result in, cause, or relate to a Material Adverse Change, and

          (vi) such other reports and information as any of the Banks may from time to time reasonably request and which without undue expense can be obtained or provided and which will not vitiate any attorney-client or other evidentiary privilege not waived by the Loan Party benefiting therefrom. The Borrower shall also notify the Banks promptly of the enactment or adoption of any Law of which it is aware which may result in a Material Adverse Change.

7.3.9   Notices Regarding Plans and Benefit Arrangements.
        ------------------------------------------------

7.3.9.1 Certain Events. Promptly upon becoming aware of the occurrence thereof,
        --------------
notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of:

          (i) any Reportable Event with respect to the Borrower or any other member of the ERISA Group (regardless of whether the obligation to report said Reportable Event to the PBGC has been waived),

          (ii) any Prohibited Transaction which could subject the Borrower or any other member of the ERISA Group to a civil penalty assessed pursuant to
Section 502(i) of ERISA or a tax
imposed by Section 4975 of the Internal Revenue Code in connection with any Plan, any Benefit Arrangement, or any trust created thereunder, when such penalty or tax could reasonably be expected to result in a Material Adverse Change

          (iii) any assertion of material withdrawal liability with respect to any Multiemployer Plan,

          (iv) any partial or complete withdrawal from a Multiemployer Plan by the Borrower or any other member of the ERISA Group under Title IV of ERISA (or assertion thereof), where such withdrawal is likely to result in material withdrawal liability,

          (v) any cessation of operations (by the Borrower or any other member of the ERISA Group) at a facility in the circumstances described in
Section 4062(e) of ERISA,

          (vi) withdrawal by the Borrower or any other member of the ERISA Group from a Multiple Employer Plan,

          (vii) a failure by the Borrower or any other member of the ERISA Group to make a payment to a Plan required to avoid imposition of a Lien under
Section 302(f) of ERISA,

          (viii) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA, or

          (ix) any change in the actuarial assumptions or funding methods used for any Plan, where the effect of such change is to materially increase or materially reduce the unfunded benefit liability or obligation to make periodic contributions.

7.3.9.2  Notices of Involuntary Termination and Annual Reports. Promptly after
         -----------------------------------------------------
receipt thereof, copies of (a) all notices received by the Borrower or any other member of the ERISA Group of the PBGC's intent to terminate any Plan administered or maintained by the Borrower or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan, except when such notice could not reasonably be expected to result in a Material Adverse Change; and (b) at the request of the Agent or any Bank each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by the Borrower or any other member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of the Borrower or any other member of the ERISA Group in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by the Borrower or any other member of the ERISA Group with the Internal Revenue Service with respect to each such Plan.

7.3.9.3  Notice of Voluntary Termination. Promptly upon the filing thereof,
         -------------------------------
copies of any Form 5310, or any successor or equivalent form to Form 5310, filed with the PBGC in connection with the termination of any Plan, except when the filing thereof could not reasonably be expected to result in a Material Adverse Change.

8.   DEFAULT
     -------
8.1  Events of Default.
     -----------------

     An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary, or effected by operation of Law):

8.1.1  Payments Under Loan Documents.
       -----------------------------

          The Borrower shall fail to pay (i) any principal of any Loan (including scheduled installments, mandatory prepayments, or payment due at maturity), any Reimbursement Obligation or Letter of Credit Borrowing when such principal or other amount is due hereunder or (ii) any interest on any Loan, Reimbursement Obligation, or Letter of Credit Borrowing or any other amount owing hereunder or under the other Loan Documents within five (5) Business Days after such interest or other amount becomes due in accordance with the terms hereof or thereof;

8.1.2  Breach of Warranty.
       ------------------

          Any representation or warranty made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument, or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

8.1.3  Breach of Negative Covenants or Visitation Rights.
       -------------------------------------------------

          Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 7.1.6 or Section 7.2.;

8.1.4  Breach of Other Covenants.
       -------------------------

          Any of the Loan Parties shall default in the observance or performance of any other covenant, condition, or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of fifteen (15) Business Days after the first of the following to occur: any officer of any Loan Party becomes or should have become aware of the occurrence thereof or notice thereof has been provided by Agent or any Bank to Borrower (and, in any event, such grace period to be applicable only in the event such default can be remedied by corrective action of the Loan Parties as determined by the Agent in its sole discretion);

8.1.5  Defaults in Other Agreements or Indebtedness.
       --------------------------------------------

          A default or event of default shall occur at any time under the terms of any other agreement involving any other Indebtedness under which any Loan Party may be obligated as a borrower or guarantor in excess of $5,000,000 in the aggregate, and such breach, default, or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Indebtedness when due (whether at stated maturity, by acceleration, or otherwise) or if such breach or default permits or causes the acceleration of any Indebtedness or the termination of any commitment to lend;

8.1.6  Final Judgments or Orders.
       -------------------------

          Any final judgments or orders for the payment of money in excess of $5,000,000 in the aggregate over the amount, if any, that an insurer has committed to pay under a policy of insurance shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded, or stayed pending appeal within a period of thirty
(30) days from the date of entry;

8.1.7  Loan Document Unenforceable.
       ---------------------------

          Any of the Loan Documents shall cease to be legal, valid, and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers, or privileges intended to be created thereby;

8.1.8  Proceedings Against Assets.
       --------------------------

          Any assets having an aggregate value of $5,000,000 or more of any of the Loan Parties are in the course of any twelve consecutive month period attached, seized, levied upon, or subjected to a writ or distress warrant or such come within the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter;

8.1.9  Notice of Lien or Assessment.
       ----------------------------

          A notice of Lien or assessment in excess of $5,000,000 which is not a Permitted Lien is filed of record with respect to all or any part of any of the assets of any of the Loan Parties by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal, or other governmental agency, including the PBGC, or any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid within thirty (30) days after the same becomes payable;

8.1.10 Insolvency.
       ----------

          Any Loan Party ceases to be solvent or admits in writing its inability to pay its debts as they mature;

8.1.11 Events Relating to Plans and Benefit Arrangements.
       -------------------------------------------------

          Any of the following occurs: (i) any Reportable Event, which the Agent determines in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan; (iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; and, in the case of the occurrence of (i), (ii), (iii), or (iv) above, the Agent determines in good faith that the amount of the Borrower's or PTEK's liability is likely to exceed 10% of the Consolidated Net Worth of Borrower; (v) the Borrower or any member of the ERISA Group shall fail to make any contributions when due to a Plan or a Multiemployer Plan; (vi) the Borrower or any other member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307 of ERISA; (vii) the Borrower or any other member of the ERISA Group shall withdraw completely or partially from a Multiemployer Plan; (viii) the Borrower or any other member of the ERISA Group shall withdraw (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Multiple Employer Plan; or (ix) any applicable Law is adopted, changed, or interpreted by any Official Body with respect to or otherwise affecting one or more Plans, Multiemployer Plans, or Benefit Arrangements and, with respect to any of the events specified in (v), (vi), (vii), (viii), or (ix), the Agent determines in good faith that any such occurrence would be reasonably likely to materially and adversely affect the total enterprise represented by the Borrower and the other members of the ERISA Group;

8.1.12  Cessation of Business.
        ---------------------

          The Loan Parties taken as a whole cease to conduct any material portion of their business as contemplated, except as expressly permitted under
Section 7.2.6;

8.1.13  Change of Control.
        -----------------

          (i) Any person or group of persons (within the meaning of Sections 13(d) or 14(a) of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) 25% or more of the voting capital stock of the Borrower or PTEK; or (ii) within a period of twelve (12) consecutive calendar months, individuals who were directors of PTEK on the first day of such period shall cease to constitute a majority of the board of directors of PTEK.

8.1.14  Material Adverse Changes.
        ------------------------

          Any Material Adverse Change shall occur;

8.1.15  Involuntary Proceedings.
        -----------------------

          A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any Loan Party or any Subsidiary of a Loan Party in an involuntary case under any applicable bankruptcy, insolvency, reorganization, or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, or conservator (or similar official) of any Loan Party or any Subsidiary of a Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

8.1.16  Voluntary Proceedings.
        ---------------------

          Any Loan Party or any Subsidiary of a Loan Party shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization, or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, or conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

8.2  Consequences of Event of Default.
     --------------------------------

8.2.1  Events of Default Other Than Bankruptcy, Insolvency, or Reorganization
       ----------------------------------------------------------------------
Proceedings.
-----------

          If an Event of Default specified under Sections 8.1.1 through 8.1.14 shall occur and be continuing (other than an Event of Default specified in Section 8.1.10), the Banks and the Agent shall be under no further obligation to make Convertible Revolving Credit Loans, Swingline Loans or issue Letters of Credit, as the case may be, and the Agent may, and upon the request of the Required Banks, shall by written notice to the Borrower, take one or more of the following actions: (i) terminate the Commitments and thereupon the Commitments shall be terminated and of no further force and effect, or (ii) declare the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks and the Agent hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (iii) require the Borrower to, and the Borrower shall thereupon, deposit in an interest-bearing account with the Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Agent and the Banks, and grants to the Agent and the Banks a security interest in, all such cash, deposit, and account, and the proceeds thereof, as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Agent shall return such cash collateral to the Borrower; and

8.2.2   Bankruptcy, Insolvency, or Reorganization Proceedings.
        -----------------------------------------------------

          If an Event of Default specified under Section 8.1.10 or Sections
8.1.15 or 8.1.16 shall occur, the Commitments shall automatically terminate and be of no further force and effect, the Banks and the Agent shall be under no further obligations to make Convertible Revolving Credit Loans hereunder or issue Letters of Credit, as the case may be, and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks and the Agent hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and the Borrower shall deposit in an interest-bearing account with the Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Agent and the Banks, and grants to the Agent and the Banks a security interest in, all such cash, deposit, and account, and the proceeds thereof, as security for such Obligations; and

8.2.3     Set-off.
          -------

               If an Event of Default shall occur and be continuing and is not otherwise waived in accordance with the terms hereof, any Bank to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section 9.13 and any branch, Subsidiary, or Affiliate of such Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party , to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of the Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, the Borrower or such other Loan Party by such Bank or participant or by such branch, Subsidiary, or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower or such other Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Bank or participant or such branch, Subsidiary, or Affiliate. Such right shall exist whether or not any Bank or the Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of the Borrower or such other Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Guaranty or any other security, right or remedy available to any Bank or the Agent; and

8.2.4     Suits, Actions, Proceedings.
          ---------------------------

               If an Event of Default shall occur and be continuing, and whether or not the Agent shall have accelerated the maturity of Committed Loans pursuant to any of the foregoing provisions of this Section 8.2, the Agent or any Bank, if owed any amount with respect to the Loans, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agent or such Bank; and

8.2.5     Application of Proceeds.
          -----------------------

               From and after the date on which the Agent has taken any action pursuant to this Section 8.2 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Agent from the exercise of any remedy by the Agent, shall be applied as follows:

               (i) first, to reimburse the Agent and the Banks for out-of-pocket costs, expenses, and disbursements, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by the Agent or the Banks in connection with collection of any Obligations of any of the Loan Parties under any of the Loan Documents;

               (ii) second, to the repayment of all Indebtedness then due and unpaid of the Loan Parties to the Banks incurred under this Agreement or any of the other Loan Documents, whether of principal, interest, fees, expenses, or otherwise, in such manner as the Agent may determine in its discretion; and

               (iii) the balance, if any, as required by Law.

8.2.6     Other Rights and Remedies.
          -------------------------

               In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents, the Agent shall have all of the rights and remedies under applicable Law, all of which rights and remedies shall be cumulative and nonexclusive, to the extent permitted by Law. The Agent may, and upon the request of the Required Banks shall, exercise all post-default rights granted to the Agent and the Banks under the Loan Documents or applicable Law.

8.3       Notice of Sale.
          --------------

               Any notice required to be given by the Agent of a sale, lease, or other disposition of the Collateral or any other intended action by the Agent, if given ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Borrower.

9.        THE AGENT
          ---------

9.1       Appointment.
          -----------

          Each Bank hereby irrevocably designates, appoints, and authorizes ABN AMRO to act as Agent for such Bank under this Agreement and to execute and deliver or accept on behalf of each of the Banks the other Loan Documents. Each Bank hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. ABN AMRO Bank N.V. agrees to act as the Agent on behalf of the Banks to the extent provided in this Agreement.

9.2       Delegation of Duties.
          --------------------

          The Agent may perform any of its duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of
              --------
its duties as Agent) and, subject to Sections 9.5 and 9.6, shall be entitled to engage and pay for the advice or services of any attorneys, accountants, or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

9.3       Nature of Duties; Independent Credit Investigation.
          --------------------------------------------------

          The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Bank expressly acknowledges (i) that the

Agent has not made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of any of the Loan Parties, shall be deemed to constitute any representation or warranty by the Agent to any Bank; (ii) that it has made and will continue to make, without reliance upon the Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Loan Parties in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

9.4       Actions in Discretion of Agent; Instructions From the Banks.
          -----------------------------------------------------------

          The Agent agrees, upon the written request of the Required Banks, to take or refrain from taking any action of the type specified as being within the Agent's rights, powers, or discretion herein, provided that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Banks, the Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to Section
9.6. Subject to the provisions of Section 9.6, no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks, or in the absence of such instructions, in the absolute discretion of the Agent.

9.5       Reimbursement and Indemnification of Agent by the Borrower.
          ----------------------------------------------------------

          The Borrower unconditionally agrees to pay or reimburse the Agent and hold the Agent harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses, and disbursements, including fees and expenses of counsel (including the allocated costs of staff counsel), and, after the occurrence of an Event of Default, of appraisers and environmental consultants, incurred by the Agent (i) in connection with the development, negotiation, preparation, printing, execution, administration, syndication, interpretation, and performance of this Agreement and the other Loan Documents, (ii) relating to any requested amendments, waivers, or consents pursuant to the provisions hereof, (iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and
(iv) in any workout or restructuring or in connection with the protection, preservation, exercise, or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection, or bankruptcy proceedings, and (b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, provided that
                                                                  --------
the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements if the same results from the Agent's gross negligence or willful misconduct, or if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. In addition, the Borrower agrees to reimburse and pay all reasonable out-of-pocket expenses of the Agent's regular employees and agents engaged periodically to perform audits of the Loan Parties books, records and business properties; provided, however, that prior to the occurrence of an Event of Default Borrower's obligation to reimburse Agent for audits shall be limited to one audit in any twelve consecutive month period.

9.6       Exculpatory Provisions; Limitation of Liability.
          -----------------------------------------------

          Neither the Agent nor any of its directors, officers, employees, agents, attorneys, or Affiliates shall (a) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity, or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report, or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions hereof or thereof on the part of the Loan Parties, or the financial condition of the Loan Parties, or the existence or possible existence of any Event of Default or Potential Default. No claim may be made by any of the Loan Parties, any Bank, the Agent, or any of their respective Subsidiaries against the Agent, any Bank, or any of their respective directors, officers, employees, agents, attorneys, or Affiliates, or any of them, for any special, indirect, or consequential damages or, to the fullest extent permitted by Law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of, or related to any Loan Document or the transactions contemplated hereby or any act, omission, or event occurring in connection therewith, including the negotiation, documentation, administration, or collection of the Loans, and each of the Loan Parties (for itself and on behalf of each of its Subsidiaries), the Agent and each Bank hereby waive, release and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor. Each Bank agrees that, except for notices, reports, and other documents expressly required to be furnished to the Banks by the Agent hereunder or given to the Agent for the account of or with copies for the Banks, the Agent and each of its directors, officers, employees, agents, attorneys or Affiliates shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects, or creditworthiness of the Loan Parties which may come into the possession of the Agent or any of its directors, officers, employees, agents, attorneys, or Affiliates.

9.7       Reimbursement and Indemnification of Agent by Banks.
          ---------------------------------------------------

          Each Bank agrees to reimburse and indemnify the Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements, including attorneys' fees and disbursements (including the allocated costs of staff counsel), and costs of appraisers and environmental consultants, of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, provided that
                                                                  --------
no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements (a) if the same results from the Agent's gross negligence or willful misconduct, or (b) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Bank shall remain liable to the extent such failure to give notice does not result in a loss to the Bank), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Bank, which shall not be unreasonably withheld. In addition, each Bank agrees promptly upon demand to reimburse the Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share for all amounts due and payable by the Borrower to the Agent in connection with the Agent's periodic audit of the Loan Parties' books, records, and business properties.

9.8       Reliance by Agent.
          -----------------

          The Agent shall be entitled to rely upon any writing, telegram, telecopy, email, telex, or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order, or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

9.9       Notice of Default.
          -----------------

          The Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Agent has received written notice from a Bank or the Borrower referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a "notice of default."

9.10      Notices.
          -------

          The Agent shall promptly send to each Bank a copy of all notices received from the Borrower pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Agent shall promptly notify the Borrower and the other Banks of each change in the Base Rate and the effective date thereof.

9.11      Banks in Their Individual Capacities.
          ------------------------------------

          With respect to its Convertible Revolving Credit Commitment and the Convertible Revolving Credit Loans made by it and any other rights and powers given to it as a Bank hereunder or under any of the other Loan Documents, the Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Agent, and the term "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. ABN AMRO Bank and its Affiliates and each of the Banks and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with, the Loan Parties and their Affiliates, in the case of the Agent, as though it were not acting as Agent hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder. The Banks acknowledge that, pursuant to such activities, the Agent or its Affiliates may (i) receive information regarding the Loan Parties

(including information that may be subject to confidentiality obligations in favor of the Loan Parties) and acknowledge that the Agent shall be under no obligation to provide such information to them, and (ii) accept fees and other consideration from the Loan Parties for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

9.12      Holders of Notes.
          ----------------

          The Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority, or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, or assignee of such Note or of any Note or Notes issued in exchange therefor.

9.13      Equalization of Banks.
          ---------------------

          The Banks and the holders of any participations in any Commitments or Loans or other rights or obligations of a Bank hereunder agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any Obligation hereunder or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim, or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments on the Loans, except as otherwise provided in Section 3.4.3, 4.4.2 or
4.6 . The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount of the Loans, provided that if all or any
                                                    --------
portion of such excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

9.14      Successor Agent.
          ---------------

          The Agent (i) may resign as Agent or (ii) shall resign if such resignation is requested by the Required Banks (if the Agent is a Bank, the Agent's Loans and its Commitment shall be considered in determining whether the Required Banks have requested such resignation) or required by Section 4.4.2, in either case of (i) or (ii) by giving not less than thirty (30) days' prior written notice to the Borrower. If the Agent shall resign under this Agreement, then either (a) the Required Banks shall appoint from among the Banks a successor agent for the Banks, subject to the consent of the Borrower, such consent not to be unreasonably withheld, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Agent's notice to the Banks of its resignation, then the Agent shall appoint, with the consent of the Borrower, such consent not to be unreasonably withheld, a successor agent who shall serve as Agent until such time as the Required Banks appoint and the Borrower consents to the appointment of a successor agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor agent shall succeed to the rights, powers, and duties of the Agent, and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers, and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any

Agent hereunder, the provisions of this Section 9 shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

9.15      Agent's Fee.
          -----------

          The Borrower shall pay to the Agent a nonrefundable fee (the "Agent's Fee") for Agent's services hereunder, and such other fees and expenses, pursuant to the terms of a letter, dated as of September 28, 2000 (the "Agent's Letter"), between the Borrower and Agent, as amended from time to time.

9.16      Availability of Funds.
          ---------------------

          The Agent may assume that each Bank has made or will make the proceeds of a Loan available to the Agent unless the Agent shall have been notified by such Bank on or before the later of (i) the close of Business on the Business Day preceding the Borrowing Date with respect to such Loan, or (ii) two (2) hours before the time on which the Agent actually funds the proceeds of such Loan to the Borrower (whether using its own funds pursuant to this Section 9.16 or using proceeds deposited with the Agent by the Banks and whether such funding occurs before or after the time on which Banks are required to deposit the proceeds of such Loan with the Agent). The Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Agent recovers such amount, at a rate per annum equal to (i) the Federal Funds Effective Rate during the first three
(3) days after such interest shall begin to accrue and (ii) the applicable interest rate in respect of such Loan after the end of such three-day period.

9.17      Calculations.
          ------------

          In the absence of gross negligence or willful misconduct, the Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Loans, fees, or any other amounts due to the Banks under this Agreement. In the event an error in computing any amount payable to any Bank is made, the Agent, the Borrower and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

9.18      Beneficiaries.
          -------------

          Except as expressly provided herein, the provisions of this Section 9 are solely for the benefit of the Agent and the Banks, and the Loan Parties shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Loan Parties.

10.   MISCELLANEOUS
      -------------

10.1    Modifications, Amendments, or Waivers.
        -------------------------------------

          Provided that there exists no Event of Default or Potential Default and subject to the satisfaction of all other conditions hereof pertaining to the making of additional Loans, the Agent may consent (which shall not be unreasonably withheld) from time to time to one or more written requests of Borrower to increase (by principal increments not less than $5,000,000) the principal amount of the Convertible Revolving Credit Commitments up to a total aggregate amount not to exceed $50,000,000 by the addition of additional financial institutions as Banks hereunder (and in no event by an increase of any Bank's Convertible Revolving Credit Commitment without such Bank's written agreement thereto) whereupon each such increase shall be effective upon (i) each such financial institution joining this Agreement as a Bank hereunder by executing an assumption and joinder agreement substantially similar to an Assignment and Assumption Agreement, (ii) Borrower providing appropriate promissory notes to each such additional financial institution and such other documents as Agent or such financial institutions may reasonably request, and
(iii) Agent issuing a new Schedule 1.1(B) showing the Commitments of all Banks,
                          ---------------
including such additional financial institutions; and, each Loan Party and each Bank hereby consents to each such increase at any time or times.

          With the written consent of the Required Banks, the Agent, acting on behalf of all the Banks, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Banks or the Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Loan Parties hereunder or thereunder. Any such agreement, waiver, or consent made with such written consent shall be effective to bind all the Banks and the Loan Parties; provided, that, without the written consent of all the Banks, no
              --------
such agreement, waiver, or consent may be made which will:

10.1.1  Increase of Commitment; Extension or Expiration Date.
        ----------------------------------------------------

          Increase the amount of the Convertible Revolving Credit Commitment or Swingline Commitment of any Bank hereunder or extend the Convertible Revolving Credit Expiration Date;

10.1.2  Extension of Payment; Reduction of Principal Interest or Fees;
        --------------------------------------------------------------
Modification of Terms of Payment.
--------------------------------

          Whether or not any Loans are outstanding, extend the time for payment of principal or interest of any Loan, the Commitment Fee or any other fee payable to any Bank, or reduce the principal amount of or the rate of interest borne by any Loan or reduce the Commitment Fee or any other fee payable to any Bank, or otherwise affect the terms of payment of the principal of or interest of any Loan, the Commitment Fee or any other fee payable to any Bank;

10.1.3  Release of Collateral or Guarantor.
        ----------------------------------

          Except for sales of assets permitted by Section 7.2.7, release any Collateral consisting of capital stock or other ownership interests of any Loan Party or its Subsidiary or substantially all of the assets of any Loan Party, any Guarantor from its Obligations under the Guaranty Agreement or any other security for any of the Loan Parties' Obligations Agreements; or

10.1.4    Miscellaneous.
          -------------

          Amend Section 4.2, 9.6 or 9.13 or this Section 10.1, alter any provision regarding the pro rata treatment of the Banks, change the definition of Required Banks, or change any requirement providing for the Banks or the Required Banks to authorize the taking of any action hereunder;

provided, further, that no agreement, waiver or consent which would modify the
--------  -------
interests, rights or obligations of the Agent in its capacity as Agent or as the issuer of Letters of Credit shall be effective without the written consent of the Agent.

10.2      No Implied Waivers; Cumulative Remedies; Writing Required.
          ---------------------------------------------------------

          No course of dealing and no delay or failure of the Agent or any Bank in exercising any right, power, remedy, or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy, or privilege preclude any further exercise thereof or of any other right, power, remedy, or privilege. The rights and remedies of the Agent and the Banks under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent, or approval of any kind or character on the part of any Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

10.3      Reimbursement and Indemnification of Banks by the Borrower; Taxes.
          -----------------------------------------------------------------

          The Borrower agrees unconditionally upon demand to pay or reimburse to each Bank (other than the Agent, as to which the Borrower's Obligations are set forth in Section 9.5), and to save such Bank harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses, and disbursements (including fees and expenses of counsel (including allocated costs of staff counsel) for each Bank except with respect to (a) and (b) below), incurred by such Bank (a) in connection with the administration and interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any amendments, waivers, or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and
(d) in any workout or restructuring or in connection with the protection, preservation, exercise, or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection, or bankruptcy proceedings, or (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Bank, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements (A) if the same results from such Bank's gross negligence or willful misconduct, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower) and, in this connection, so long as no Event of Default or Potential Default has occurred and is continuing, the

Borrower and each such affected Bank shall endeavor to cooperate in the defense of any such claim, or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. The Banks will attempt to minimize the fees and expenses of legal counsel for the Banks which are subject to reimbursement by the Borrower hereunder by considering the usage of one law firm to represent the Banks and the Agent if appropriate under the circumstances. The Borrower agrees unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Bank to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees unconditionally to save the Agent and the Banks harmless from and against any and all present or future claims, liabilities, or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees, or impositions.

10.4  Holidays.
      --------

      Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Convertible Revolving Credit Expiration Date, as applicable, if the relevant expiration date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (except as provided in Section 3.2 with respect to Interest Periods under the Euro-Rate Option), and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

10.5  Funding by Branch, Subsidiary, or Affiliate.
      -------------------------------------------

10.5.1    Notional Funding.
          ----------------

               Each Bank shall have the right from time to time, without notice to the Borrower, to deem any branch, Subsidiary, or Affiliate (which for the purposes of this Section 10.5 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Bank) of such Bank to have made, maintained, or funded any Loan to which the Euro-Rate Option applies at any time, provided that immediately
                                                --------
following (on the assumption that a payment were then due from the Borrower to such other office), and as a result of such change, the Borrower would not be under any greater financial obligation pursuant to Section 4.6 than it would have been in the absence of such change. Notional funding offices may be selected by each Bank without regard to such Bank's actual methods of making, maintaining, or funding the Loans or any sources of funding actually used by or available to such Bank.

10.5.2    Actual Funding.
          --------------

               Each Bank shall have the right from time to time to make or maintain any Loan by arranging for a branch, Subsidiary, or Affiliate of such Bank to make or maintain such Loan subject to the last sentence of this Section
10.5.2. If any Bank causes a branch, Subsidiary, or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Bank, but in no event shall any Bank's use of such a branch, Subsidiary, or Affiliate to make or maintain any part of the Loans hereunder cause such Bank or such branch, Subsidiary, or Affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Bank (including any expenses incurred or payable pursuant to Section 4.6 ) which would otherwise not be incurred.

10.6  Notices.
      -------

      All notices, requests, demands, directions, and other communications (as used in this Section 10.6, collectively referred to as "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth under their respective names on Schedule 1.1(B) hereof or in accordance with any
                                ---------------
subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective (a) in the case of telex or facsimile, when received, (b) in the case of hand-delivered notice, when hand-delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective, telephonic notices
            --------
must be confirmed in writing no later than the next day by letter, facsimile, or telex, (d) if given by mail, four (4) days after such communication is deposited in the mail with first-class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided, that notices to the Agent shall not be effective until received. Any
--------
Bank giving any notice to any Loan Party shall simultaneously send a copy thereof to the Agent, and the Agent shall promptly notify the other Banks of the receipt by it of any such notice.

10.7  Severability.
      ------------

      The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

10.8  Governing Law.
      -------------

      Each Letter of Credit and Section 2.5 shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the State of New York without regard to its conflict of laws principles, and the balance of this Agreement shall be deemed to be a contract under the Laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

10.9  Prior Understanding.
      -------------------

      This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

10.10  Duration; Survival.
       ------------------

       All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Agent or the Banks, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Loan Parties contained in Sections 7.1, 7.1.10, and 0 herein shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit hereunder and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses, and indemnification, including those set forth in Section 4 and Sections 9.5, 9.7, and 10.3, shall survive payment in full of the Loans, expiration or termination of the Letters of Credit and termination of the Commitments.

10.11  Successors and Assigns.
       ----------------------

          (i) This Agreement shall be binding upon and shall inure to the benefit of the Banks, the Agent, the Loan Parties, and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights and Obligations hereunder or any interest herein. Each Bank may, at its own cost, make assignments of or sell participations in all or any part of its Convertible Revolving Credit Commitments and the Loans made by it to one or more banks or other entities, subject to the consent of the Borrower and the Agent with respect to any assignee, such consent not to be unreasonably withheld provided that (1) no consent of the Borrower shall be
                      --------
required (A) if an Event of Default exists and is continuing, or (B) in the case of an assignment by a Bank to an Affiliate of such Bank or to another Bank, (2) any assignment by a Bank to a Person other than an Affiliate of such Bank may not be made in amounts less than the lesser of $2,000,000 or the amount of the assigning Bank's Commitment, and (3) a Bank may assign an interest or sell a participation in less than 100% of its Commitments or Loans, provided that such
                                                             --------
Bank sells an equal percentage interest or participation in each of its Convertible Revolving Credit Commitment and the Loans. In the case of an assignment, upon receipt by the Agent of the Assignment and Assumption Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits, and obligations as it would have if it had been a signatory Bank hereunder, the Commitments shall be adjusted accordingly, and upon surrender of any Convertible Revolving Credit Note subject to such assignment, the Borrower shall execute and deliver a new Convertible Revolving Credit Note to the assignee, if such assignee requests such a Note in an amount equal to the amount of the Convertible Revolving Credit Commitment assumed by it and a new Convertible Revolving Credit Note to the assigning Bank, if the assigning Bank requests such a Note, in an amount equal to the Convertible Revolving Credit Commitment retained by it hereunder. Any Bank which assigns any or all of its Commitment or Loans to a Person other than an Affiliate of such Bank shall pay to the Agent a service fee in the amount of $3,500 for each assignment. In the case of a participation, the participant shall only have the rights specified in Section 8.2.3 (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in Sections 10.1.1, 10.1.2, or 10.1.3), all of such Bank's obligations under this Agreement or any other Loan Document shall remain unchanged, and all amounts payable by any Loan Party hereunder or thereunder shall be determined as if such Bank had not sold such participation.

          (ii) Any assignee or participant which is not incorporated under the Laws of the United States of America or a state thereof shall deliver to the Borrower and the Agent the form of certificate described in Section 10.17 relating to federal income tax withholding. Each Bank may furnish any publicly available information concerning any Loan Party or its Subsidiaries and any other information concerning any Loan Party or its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants), provided that such assignees
                                                   --------
and participants agree to be bound by the provisions of Section 10.12.

          (iii) Notwithstanding any other provision in this Agreement, any Bank may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement, its Note (if any) and the other Loan Documents to any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14 without notice to or consent of the Borrower or the Agent. No such pledge or grant of a security interest shall release the transferor Bank of its obligations hereunder or under any other Loan Document.

10.12  Confidentiality.
       ---------------

10.12.1  General.
         -------

          The Agent and the Banks each agree to keep confidential all information obtained from any Loan Party or its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information the Borrower specifically designates as confidential), except as provided below in this Section 10.12.1 and Section 10.12.3, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Agent and the Banks shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such Persons to maintain the confidentiality, (ii) to assignees and participants as contemplated by Section 10.11, (iii) to the extent requested by any bank regulatory authority or, with notice to the Borrower, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (iv) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to be subject to confidentiality restrictions, or (v) if the Borrower shall have consented to such disclosure.

10.12.2  Sharing Information With Affiliates of the Banks.
         ------------------------------------------------

          Each Loan Party acknowledges that from time to time financial advisory, investment banking, and other services may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Bank or by one or more Subsidiaries or Affiliates of such Bank and each of the Loan Parties hereby authorizes each Bank to share any information delivered to such Bank by such Loan Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Bank to enter into this Agreement, to any such Subsidiary or Affiliate of such Bank, it being understood that any such Subsidiary or Affiliate of any Bank receiving such information shall be bound by the provisions of Section 10.12.1 as if it were a Bank hereunder. Such Authorization shall survive the repayment of the Loans and other Obligations and the termination of the Commitments.

10.12.3  Announcements.
         -------------

             Each of the Borrower, PTEK, Agent, and each Bank may issue a press release or other announcement concerning the transaction evidenced hereby subject, in the case of a release or announcement by Borrower or PTEK, to the consent of Agent and subject, in the case of a release or announcement by Agent or any Bank, to the consent of PTEK; in each case, such consent is not to be unreasonably withheld.

10.13  Counterparts.
       ------------

       This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

10.14  Agent's or Bank's Consent.
       -------------------------

       Except as otherwise expressly set forth herein, whenever the Agent's or any Bank's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition, or event, the Agent and each Bank shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money, or any other matter.

10.15  Exceptions.
       ----------

       The representations, warranties, and covenants contained herein shall be independent of each other, and no exception to any representation, warranty, or covenant shall be deemed to be an exception to any other representation, warranty, or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

10.16  CONSENT TO FORUM; WAIVER OF JURY TRIAL.
       --------------------------------------

       EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF NEW YORK COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH LOAN PARTY AT THE ADDRESSES PROVIDED FOR IN SECTION 10.6 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH LOAN PARTY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. EACH LOAN PARTY, THE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

10.17  Tax Withholding Clause.
       ----------------------

       Each Bank or assignee or participant of a Bank that is not incorporated under the Laws of the United States of America or a state thereof agrees that it will deliver to each of the Borrower and the Agent two (2) duly completed copies of the following: (i) Internal Revenue Service Form W-9, 4224, or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying that such Bank, assignee, or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty, or (ii) Internal Revenue Service Form W-8 or other applicable form or a certificate of such Bank, assignee, or participant indicating that no such exemption or reduced rate is allowable with respect to such payments. Each Bank, assignee, or participant required to deliver to the Borrower and the Agent a form or certificate pursuant to the preceding sentence shall deliver such form or certificate as follows: (A) each Bank which is a party hereto on the Closing Date shall deliver such form or certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Bank; (B) each assignee or participant shall deliver such form or certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Agent in its sole discretion shall permit such assignee or participant to deliver such form or certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Agent). Each Bank, assignee, or participant which so delivers a Form W-8, W-9, 4224, or 1001 further undertakes to deliver to each of the Borrower and the Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, either certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or stating that no such exemption or reduced rate is allowable. The Agent shall be entitled to withhold United States federal income taxes at the full withholding rate unless the Bank, assignee, or participant establishes an exemption or that it is subject to a reduced rate as established pursuant to the above provisions.

10.18  Joinder of Guarantors.
       ---------------------

       Any Subsidiary of the Borrower which is required to join this Agreement as a Guarantor pursuant to Section 7.2.12 or Section 7.2.5(ii) shall execute and deliver to the Agent (i) a Guarantor Joinder in substantially the form attached hereto as Exhibit 1.1(G)(1) pursuant to which it shall join as a Guarantor each
          -----------------
of the documents to which the Guarantors are parties; and (ii) documents in the forms described in Section 6.1 modified as appropriate to relate to such Subsidiary. The Loan Parties shall deliver such Guarantor Joinder and related documents to the Agent within five (5) Business Days after the date of the filing of such Subsidiary's articles of incorporation if the Subsidiary is a corporation, the date of the filing of its certificate of limited partnership if it is a limited partnership, or the date of its organization if it is an entity other than a limited partnership or corporation.

                           [SIGNATURE PAGE FOLLOWS]

                  [SIGNATURE PAGE 1 OF 2 OF CREDIT AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                                        BORROWER:

                                        XPEDITE SYSTEMS, INC.

                                        By: /s/ Patrick G. Jones   (SEAL)
                                            --------------------
                                            Name: Patrick G. Jones
                                            Title: Executive Vice President

                                        GUARANTORS:

                                        PTEK HOLDINGS, INC.

                                        By: /s/ Patrick G. Jones   (SEAL)
                                            --------------------
                                            Name: Patrick G. Jones
                                            Title: Executive Vice President

                                        XPEDITE SYSTEMS WORLDWIDE, INC.

                                        By: /s/ Patrick G. Jones   (SEAL)
                                            --------------------
                                            Name: Patrick G. Jones
                                            Title: Executive Vice President

                                        PTEKVENTURES.COM, INC.

                                        By: /s/ Vincent DeVita   (SEAL)
                                            ------------------
                                            Name: Vincent DeVita
                                            Title: President

                                        VOICE-TEL ENTERPRISES, INC.

                                        By: /s/ Patrick G. Jones   (SEAL)
                                            --------------------
                                            Name: Patrick G. Jones
                                            Title: Executive Vice President

                                        AMERICAN TELECONFERENCING SERVICES, LTD.

                                        By: /s/ Patrick G. Jones   (SEAL)
                                            --------------------
                                            Name: Patrick G. Jones
                                            Title: Executive Vice President

                  [SIGNATURE PAGE 2 OF 2 OF CREDIT AGREEMENT]

                              ABN AMRO BANK N.V., individually and as
                              syndication documentation and administrative agent

                              By: /s/ Jerald Sniderman                   (SEAL)
                                  ---------------------------------------
                                 Name:   Jerald Sniderman
                                 Title:  Senior Vice President

                              By: /s/ Steven L. Hipsman                  (SEAL)
                                  ---------------------------------------
                                 Name:   Steven L. Hipsman
                                 Title:  Vice President